              OPTIONS REPRESENTED BY BRACKETED OR BLANK SECTIONS
              HEREIN SHALL BE DETERMINED IN CONFORMITY WITH THE
               APPLICABLE PROSPECTUS SUPPLEMENT OR SUPPLEMENTS
             -------------------------------------------------


              _________________________________________________

                       THE CHASE MANHATTAN CORPORATION
                                     AND
                       (NAME OF CURRENCY WARRANT AGENT)
                          AS CURRENCY WARRANT AGENT

                        ______________________________

                          CURRENCY WARRANT AGREEMENT
                      DATED AS OF (______________, 19__)

                      -------------------------------
                 (UP TO _______) CURRENCY (PUT/CALL) WARRANTS
                     EXPIRING (______________, 19__)

              _________________________________________________

                            TABLE OF CONTENTS<F1>
                           -----------------

                                                                         Page
                                                                       ----

                                  ARTICLE I

                          ISSUANCE, FORM, EXECUTION
                DELIVERY AND REGISTRATION OF CURRENCY WARRANTS

SECTION 1.1   Issuance of Currency Warrants;
                Book-Entry Procedures; Successor
                Depositary; Status of Warrants  . . . . . . . . . . . . .   1
SECTION 1.2   Form, Execution and Delivery of
                the Currency Warrant Certificate  . . . . . . . . . . . .   3
SECTION 1.3   Currency Warrant Certificate  . . . . . . . . . . . . . . .   4
SECTION 1.4   Registration of Transfers and Exchanges . . . . . . . . . .   5

SECTION 1.5   Definitive Certificates . . . . . . . . . . . . . . . . . .   6


                                  ARTICLE II

                  DURATION AND EXERCISE OF CURRENCY WARRANTS

SECTION 2.1   Duration of Currency Warrants;
                Minimum (and Maximum) Exercise
                Amounts; Notice of Exercise . . . . . . . . . . . . . . .   9

SECTION 2.2   Exercise and Delivery of Currency Warrants  . . . . . . . .  11
SECTION 2.3   Automatic Exercise of the Currency Warrants . . . . . . . .  18
SECTION 2.4   Covenant of the Company . . . . . . . . . . . . . . . . . .  20
SECTION 2.5   Return of the Currency Warrant Certificate  . . . . . . . .  21
SECTION 2.6   Return of Moneys Held Unclaimed for Two Years . . . . . . .  21
SECTION 2.7   Designation of Agent for Receipt of Notice  . . . . . . . .  21


                                 ARTICLE III

                OTHER PROVISIONS RELATING TO RIGHTS OF OWNERS

SECTION 3.1   Owners of Currency Warrants May Enforce Rights  . . . . . .  21
SECTION 3.2   Consolidation, Merger or Other Disposition  . . . . . . . .  21



- --------------------

     <F1> The  Table of  Contents  is  not a  part  of  the Currency  Warrant
          Agreement.

                                  ARTICLE IV

                      CANCELLATION OF CURRENCY WARRANTS

SECTION 4.1   Cancellation of Currency Warrants . . . . . . . . . . . . .  22

SECTION 4.2   Treatment of Owners . . . . . . . . . . . . . . . . . . . .  23
SECTION 4.3   Payment of Taxes  . . . . . . . . . . . . . . . . . . . . .  23



                                  ARTICLE V

                    CONCERNING THE CURRENCY WARRANT AGENT

SECTION 5.1   Currency Warrant Agent  . . . . . . . . . . . . . . . . . .  23
SECTION 5.2   Conditions of Currency Warrant Agent's
                Obligations . . . . . . . . . . . . . . . . . . . . . . .  24

SECTION 5.3   Compliance With Applicable Laws . . . . . . . . . . . . . .  26
SECTION 5.4   Resignation and Appointment of Successor  . . . . . . . . .  26



                                  ARTICLE VI

                                MISCELLANEOUS

SECTION 6.1   Modification, Supplementation or
                Amendment . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 6.2   Notices and Demands to the Company
                and Currency Warrant Agent  . . . . . . . . . . . . . . .  29

SECTION 6.3   Addresses for Notices . . . . . . . . . . . . . . . . . . .  29

SECTION 6.4   Notices to Owners . . . . . . . . . . . . . . . . . . . . .  30
SECTION 6.5   Governing Law . . . . . . . . . . . . . . . . . . . . . . .  30
SECTION 6.6   Obtaining of Governmental Approvals . . . . . . . . . . . .  30
SECTION 6.7   Persons Having Rights Under the
                Currency Warrant Agreement  . . . . . . . . . . . . . . .  30

SECTION 6.8   Headings  . . . . . . . . . . . . . . . . . . . . . . . . .  30

SECTION 6.9   Counterparts  . . . . . . . . . . . . . . . . . . . . . . .  31
SECTION 6.10  Inspection of Agreement . . . . . . . . . . . . . . . . . .  31


EXHIBIT A   -  Form of Currency Warrant Certificate
EXHIBIT B   -  Form of Transfer of Currency Warrant Certificate
EXHIBIT C-1 -  Form of Exercise Notice from Depositary
                    Participant
EXHIBIT C-2 -  Form of Exercise Notice from Owner
EXHIBIT C-3 -  Form of Notice of Rejection
EXHIBIT C-4 -  Form of Confirmation of Exercise
EXHIBIT C-5 -  Form of Confirmation of Exercise for Delayed
                    Exercise Warrants
EXHIBIT D-1 -  Form of Depositary Participant Certificate
EXHIBIT D-2 -  Form of Owner Certificate

                          CURRENCY WARRANT AGREEMENT

          THIS AGREEMENT, dated as of (__________________, 19__), between THE CHASE MANHATTAN CORPORATION, a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company") and (name of Currency Warrant Agent), a (banking association) duly incorporated and existing under the laws of (_____), as Currency Warrant Agent (the "Currency Warrant Agent"),

                        W I T N E S S E T H  T H A T :
                       - - - - - - - - - -  - - - -

          WHEREAS, the Company proposes to sell currency warrants (the "Currency Warrants" or, individually, a "Currency Warrant") representing the right to receive from the Company the Cash Settlement Value (as defined herein) in (U.S. dollars) (other currency) of the right to (purchase/sell) (insert Base Currency) (amount) at a price determined by reference to (U.S. dollars) (other currency) (the "Reference Currency") and the formula set forth herein; and

          WHEREAS, the Company wishes the Currency Warrant Agent to act on behalf of the Company in connection with the issuance, transfer and exercise of the Currency Warrants, and wishes to set forth herein, among other things, the provisions of the Currency Warrants and the terms and conditions under which they may be issued, transferred, exercised and cancelled;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                  ARTICLE I
                          ISSUANCE, FORM, EXECUTION
                DELIVERY AND REGISTRATION OF CURRENCY WARRANTS

     SECTION 1.1  Issuance of Currency Warrants; Book-Entry Procedures;
                  -----------------------------------------------------
Successor Depositary; Status of Warrants.
- ----------------------------------------

          (a) The Currency Warrants will be issued in book-entry form and represented by a single global certificate (the "Currency Warrant Certificate"). Each Currency Warrant shall represent the right, subject to the provisions contained herein and in the Currency Warrant Certificate, to receive the Cash Settlement Value (as defined in Section 2.2(f) hereof), if any, of such Currency Warrant. Such Cash Settlement Value will be payable only in (U.S. dollars) (other currency). In no event shall any beneficial owner of Currency Warrants (an "Owner") be entitled to receive any interest on the Cash Settlement Value. A Currency Warrant will not require or entitle the Owner thereof to sell, deliver, purchase or take delivery of any (insert designation of Base Currency), nor will the Company be under any obligation to, nor will it, purchase or take delivery, or sell or deliver, any (insert designation of Base Currency). Owners will not be entitled to receive definitive certificates evidencing the Currency Warrants; provided, however,
                                                          --------  -------
that if (i) the Depositary (as defined in Section 1.1(b)) is at any time unwilling or unable to continue as Depositary for the Currency Warrants and a successor Depositary is not appointed by the Company within 90 days, or (ii) the Company shall be adjudged bankrupt or insolvent or make an assignment for the benefit of its creditors or institute proceedings to be adjudicated bankrupt or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under applicable law, or shall consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of the Company or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, the Company will issue Currency Warrants in definitive form in exchange for the Currency Warrant Certificate. In addition, the Company may at any time determine not to have the Currency Warrants represented by a Currency Warrant Certificate and, in such event, will issue Currency Warrants in definitive form in exchange for the Currency Warrant Certificate. In either instance, and in accordance with the provisions of this Agreement, each Owner will be entitled to have a number of Currency Warrants equivalent to such Owner's beneficial interest in the Currency Warrant Certificate registered in its name and will be entitled to physical delivery of such Currency Warrants in definitive form by the Depositary Participant or Indirect Participant (as defined in Section 1.1(c)) through which such Owner's beneficial interest is reflected. The provisions of Section 1.5 shall apply only if and when Currency Warrants in definitive form ("Definitive Certificates") are issued hereunder. Unless the context shall otherwise require, all references in this Agreement to the Currency Warrant Certificate shall include the Definitive Certificates in the event that Definitive Certificates are issued.

          (b) The Currency Warrant Certificate shall be deposited with the Depositary or its agent (the term "Depositary", as used herein, initially refers to (The Depository Trust Company) and includes any successor depository selected by the Company as provided in Section 1.1(d)) for credit to the accounts of the Depositary Participants as shown on the records of the Depositary from time to time.

          (c) The Currency Warrant Certificate will be registered in the name of (a nominee of) the Depositary. (The

Company has been informed by the Depositary that initially its nominee will be ________________.) The Currency Warrant holdings of Depositary Participants will be recorded on the books of the Depositary. The holdings of customers of Depositary Participants, including the holdings of Indirect Participants, will be reflected on the books and records of such Depositary Participants and will not be known to the Currency Warrant Agent, the Company or to the Depositary. "Depositary Participants" include securities brokers and dealers, banks and trust companies, clearing organizations and certain other organizations which are participants in the Depositary system and, for purposes of this Agreement, shall also mean participants in the book-entry system of any successor Depositary. Access to the Depositary's system is also available to others such as banks, securities dealers and trust companies ("Indirect Participants") that clear or maintain a custodial relationship with a Depositary Participant, either directly or indirectly. The Currency Warrant holdings of Owners who are customers of Indirect Participants will be reflected on the books and records of Depositary Participants in the name of the respective Indirect Participants. The Currency Warrant Certificate will be held by the Depositary or its agent. Neither the Company nor the Currency Warrant Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of an Currency Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

          (d) The Company may from time to time select a new entity to act as Depositary and, if such selection is made, the Company shall promptly give the Currency Warrant Agent notice to such effect identifying the new Depositary and the Currency Warrant Certificate shall be delivered to the Currency Warrant Agent and shall be transferred to the new Depositary as provided in Section 1.4 as promptly as possible. Appropriate changes may be made in the Currency Warrant Certificate, the notice of exercise and the related notices delivered in connection with an exercise of Currency Warrants to reflect the selection of the new Depositary.

          (e) The Currency Warrants will constitute direct, unconditional and unsecured obligations of the Company and will rank on a parity with the Company's other existing and future unsecured contractual obligations and with the Company's existing and future unsecured and unsubordinated debt.

          SECTION 1.2  Form, Execution and Delivery of the Currency Warrant
                       ----------------------------------------------------
Certificate.  Except as provided in Section 1.5, the Currency Warrant
- -----------
Certificate, whenever issued, shall be in registered form substantially in the form set forth in Exhibit A-1 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement. The Currency Warrant Certificate may have imprinted or otherwise reproduced thereon such letters, number or other marks of identification or designation and such legends or endorsements as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) that are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Currency Warrants may be listed, or of the Depositary, or to conform to usage. The Currency Warrant Certificate shall be signed on behalf of the Company by its (_____________________________) or any (____________________), manually or by facsimile signature, and its corporate seal or a facsimile thereof shall be impressed, imprinted or engraved thereon, which shall be attested by its Secretary or any Assistant Secretary, either manually or by facsimile signature. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of the Currency Warrant Certificate that has been duly countersigned and delivered by the Currency Warrant Agent.

          In case any officer of the Company who shall have signed the Currency Warrant Certificate, either manually or by facsimile signature, shall cease to be such officer before the Currency Warrant Certificate so signed shall have been countersigned and delivered by the Currency Warrant Agent to the Company or delivered by the Company, such Currency Warrant Certificate nevertheless may be countersigned and delivered as though the person who signed such Currency Warrant Certificate had not ceased to be such officer of the Company; and the Currency Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Currency Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such an officer.


          SECTION 1.3  Currency Warrant Certificate.  One or more Currency
                       ----------------------------
Warrant Certificates (relating to no more than _____________ Currency Warrants originally issued) may be executed by the Company and delivered to the Currency Warrant Agent on or after the date of execution of this Agreement; provided that only one Currency Warrant Certificate shall be
           --------
outstanding at any one time. The Currency Warrant Agent is authorized, upon receipt of a Currency Warrant Certificate from the Company, duly executed on behalf of the Company, to countersign such Currency Warrant Certificate. The Currency Warrant Certificate shall be manually countersigned and dated the date of countersignature by a duly authorized representative of the Currency Warrant Agent and shall not be valid for any purpose unless so countersigned. The Currency Warrant Agent shall countersign and deliver the Currency Warrant Certificate to or upon the written order of the Company.

          The Currency Warrant Certificate may be exchanged for a new Currency Warrant Certificate to reflect the issuance by the Company of additional Currency Warrants (; provided, however, that in no event shall the
                                --------  -------
number of Currency Warrants represented by the Currency Warrant Certificate exceed ___________ originally issued). To effect such an exchange the Company shall deliver to the Currency Warrant Agent a new Currency Warrant Certificate duly executed on behalf of the Company as provided in Section
1.2. The Currency Warrant Agent shall countersign the new Currency Warrant Certificate as provided in this Section 1.3 and, upon a written order of the Company, shall deliver the new Currency Warrant Certificate to the Depositary in exchange for, and upon receipt of, the Currency Warrant Certificate then held by the Depositary. The Currency Warrant Agent shall cancel the Currency Warrant Certificate delivered to it by the Depositary and return the cancelled Currency Warrant Certificate to the Company.

          SECTION 1.4  Registration of Transfers and Exchanges.  Except as
                       ---------------------------------------
otherwise provided herein or in the Currency Warrant Certificate, the Currency Warrant Agent shall from time to time register the transfer of the Currency Warrant Certificate in the records of the Currency Warrant Agent only to the Depositary, or to a nominee of the Depositary, upon surrender of such Currency Warrant Certificate, duly endorsed and accompanied by a written instrument or instruments of transfer in the form of Exhibit B hereto, duly signed by the registered holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by a bank or trust company, by a broker or dealer which is a member of the National Association of Securities Dealers, Inc. or by a member of a U.S. national securities exchange. Upon any such registration of transfer, the Company shall execute and the Currency Warrant Agent shall countersign and deliver in the name of the designated transferee a new Currency Warrant Certificate of like tenor and representing a like number of unexercised Currency Warrants as evidenced by the Currency Warrant Certificate at the time of such registration of transfer.

          The Currency Warrant Certificate may be transferred as provided above at the option of the registered holder thereof when surrendered to the Currency Warrant Agent at its office or agency maintained for the purpose of transferring and exercising the Currency Warrants, which shall be (south of Chambers Street in the Borough of Manhattan, The City of New York) (the "Currency Warrant Agent Office"), and which is, on the date of this Agreement, (_____________, New York, New York ______, Attention: _______),
or at the office of  any successor Currency Warrant Agent as provided  for in
Section 5.4, for another Currency

Warrant Certificate of like tenor and representing a like number of unexercised Currency Warrants.

          SECTION 1.5  Definitive Certificates.   Any Definitive Certificates
                       -----------------------
issued in accordance with Section 1.1(a) shall be in registered form substantially in the form set forth in Exhibit
A-2 hereto, with such appropriate insertions, omissions, substitutions and other variations as are necessary or desirable for individual Definitive Certificates, and may represent any integral multiple of Currency Warrants. The Definitive Certificates may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification or designation and such legends or endorsements as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) that are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Currency Warrants may be listed, or of the Depositary, or to conform to usage. Definitive Certificates shall be signed on behalf of the Company upon the same conditions, in substantially the same manner and with the same effect as the Currency Warrant Certificate.

          Each Definitive Certificate, when so signed on behalf of the Company, shall be delivered to the Currency Warrant Agent, which shall manually countersign and deliver the same to or upon the written order of the Company. Each Definitive Certificate shall be dated the date of its countersignature.

          No Definitive Certificate shall be valid for any purpose, and no Currency Warrant evidenced thereby shall be exercisable, until such Definitive Certificate has been countersigned by the manual signature of a duly authorized representative of the Currency Warrant Agent. Such signature by the Currency Warrant Agent upon any Definitive Certificate executed by the Company shall be conclusive evidence that the Definitive Certificate so countersigned has been duly issued hereunder.

          Definitive Certificates delivered in exchange for the Currency Warrant Certificate shall be registered in such names and addresses (including tax identification number) and in such denomination as shall be requested in writing by the Depositary or its nominee in whose name the Currency Warrant Certificate is registered, upon written certification to the Company and the Currency Warrant Agent, in a form satisfactory to each of them, of the applicable beneficial ownership interests in the Currency Warrant Certificate.

          The Company shall cause to be kept at an office of the Currency Warrant Agent in New York City a register (the register maintained in such office and in any other office or agency maintained by or on behalf of the Company for such purpose being herein sometimes collectively referred to as the "Currency Warrant Registrar") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of and transfers of Definitive Certificates. The Currency Warrant Agent is hereby appointed "Currency Warrant Register" for the purpose of registering Definitive Certificates and transfers of Definitive Certificates as herein provided.

          For  purposes  of this  Section  1.5,  a  "Holder of  a  Definitive
Certificate" at any particular time is the person in whose name such Definitive Certificate is registered in the Currency Warrant Register at such time.

          Upon surrender for registration of transfer of any Definitive Certificate at an office or agency of the Company maintained for such purpose, the Company shall execute, and the Currency Warrant Agent shall countersign and deliver, in the name of the designated transferee or transferees, one or more new Definitive Certificates of like tenor and representing a like number of unexercised Currency Warrants.

          At the option of the Holder of a Definitive Certificate, Definitive Certificates may be exchanged for other Definitive Certificates of like tenor and representing a like number of unexercised Currency Warrants, upon surrender of the Definitive Certificates to be exchanged at such office or agency. Whenever any Definitive Certificates are so surrendered for exchange, the Company shall execute, and the Currency Warrant Agent shall countersign and deliver, the Definitive Certificates which the Holder of a Definitive Certificate making the exchange is entitled to receive.

          All Definitive Certificates issued upon any registration of transfer or exchange of Definitive Certificates shall be valid obligations of the Company, evidencing the same obligations of the Company, and entitled to the same benefits under this Currency Warrant Agreement, as the Definitive Certificates surrendered upon such registration of transfer or exchange.

          Every Definitive Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Currency Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Company and the Currency Warrant Registrar duly executed, by the Holder of a Definitive Certificate thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Definitive Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Definitive Certificates.

          In the event that upon any exercise of Currency Warrants evidenced by a Definitive Certificate the number of Currency Warrants exercised shall be less than the total number of Currency Warrants evidenced by such Definitive Certificate, there shall be issued to the Holder thereof or its assignee a new Definitive Certificate evidencing the number of Currency Warrants not exercised.

          If any mutilated Definitive Certificate is surrendered to the Currency Warrant Agent, the Company shall execute and the Currency Warrant Agent shall countersign and deliver in exchange therefor a new Definitive Certificate of like tenor representing a like number of unexercised Currency Warrants and bearing a number not contemporaneously outstanding.

          If there shall be delivered by a Holder of a Definitive Certificate to the Company and the Currency Warrant Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Definitive Certificate and of ownership thereof, (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, and
(iii) funds sufficient to cover any cost or expense to the Company (including any fees charged by the Currency Warrant Agent) relating to the issuance of a new Definitive Certificate, then, in the absence of notice to the Company or the Currency Warrant Agent that such Definitive Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Currency Warrant Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Definitive Certificate, a new Definitive Certificate of like tenor representing a like number of unexercised Currency Warrants and bearing a number not contemporaneously outstanding.

          In case the Currency Warrants evidenced by any such mutilated, destroyed, lost or stolen Definitive Certificate have been exercised, or have been or are about to be deemed to be exercised, the Company in its discretion may, instead of issuing a new Definitive Certificate, treat the same as if it had received written irrevocable notice of exercise in good form in respect thereof, as provided herein.

          Every  new Definitive Certificate  issued pursuant to  this Section
1.5 in lieu of any mutilated, destroyed, lost or stolen Definitive Certificate shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Definitive Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Currency Warrant Agreement equally and proportionately with any and all other Definitive Certificates duly issued hereunder.

          The provisions of this Section 1.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Definitive Certificates.

          Prior to due presentment of a Definitive Certificate for registration of transfer, the Company, the Currency Warrant Agent and any agent of the Company or the Currency Warrant Agent may treat the person in whose name such Definitive Certificate is registered as the owner of such Definitive Certificate for all purposes hereunder whatsoever, whether or not such Definitive Certificate be exercised or deemed to be exercised and neither the Company, the Currency Warrant Agent nor any agent of the Company or the Currency Warrant Agent shall be affected by notice to the contrary.

          All Definitive Certificates surrendered for exercise, registration of transfer or exchange shall, if surrendered to any person other than the Currency Warrant Agent, be delivered to the Currency Warrant Agent and shall be promptly cancelled by it and shall not be reissued. The Company may at any time deliver to the Currency Warrant Agent for cancellation any Definitive Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Definitive Certificates so delivered shall be promptly cancelled by the Currency Warrant Agent. No Definitive Certificates shall be countersigned in lieu of or in exchange for any Definitive Certificate cancelled as provided in this Section 1.5, except as expressly permitted by this Currency Warrant Agreement. All cancelled Definitive Certificates held by the Currency Warrant Agent shall be disposed of as directed by the Company.


                                  ARTICLE II
                  DURATION AND EXERCISE OF CURRENCY WARRANTS

          SECTION 2.1  Duration of Currency Warrants; Minimum (and Maximum)
                       ----------------------------------------------------
Exercise Amounts; Notice of Exercise.
- ------------------------------------

          (a) Subject to the limitations described herein, each Currency Warrant evidenced by the Currency Warrant Certificate or Definitive Certificates may be irrevocably exercised in whole but not in part (on any New York Business Day from the date of issuance until (1:30 P.M.), New York City time,) on (i) (the date upon which the right to exercise the Currency Warrants expires or, if such date is not a New York Business Day (as defined in Section 2.1(c) below), on the next succeeding New York Business Day) (___________ __, 199_) (the "Expiration Date") or (ii) the
date of automatic exercise as provided in Section 2.3. (There is no exercise price payable by any Owner in connection with the exercise of an Currency Warrant.) (The exercise price for each Currency Warrant is ($_____) and shall be payable by the Owner of such Currency Warrant in (U.S. dollars) (other currency) (the "Exercise Price")). Each Currency Warrant may be exercised by (a) transfer of the related Currency Warrants on the records of the Depositary free to the Currency Warrant Agent Depositary Participant Account (entitled (______)), or such other account of the Currency Warrant Agent at the Depositary as the Currency Warrant Agent shall specify (the "Currency Warrant Account"), in the case of Currency Warrants represented by the Currency Warrant Certificate, or surrender of the Definitive Certificate or Certificates to the Currency Warrant Agent at the Currency Warrant Agent's Office, in the case of Currency Warrants represented by Definitive Certificates (in each case, "Proper Delivery"), (b) except in the case of automatic exercise or cancellation, delivery of written notice (an "Exercise Notice") to the Currency Warrant Agent from a Depositary Participant acting on behalf of the Owner of such Currency Warrant, in the event that the Currency Warrants are represented by the Currency Warrant Certificate, or from the Owner, in the event that the Currency Warrants are represented by Definitive Certificates; provided, however, that Exercise Notices are subject
                         --------  -------
to rejection by the Currency Warrant Agent as provided herein (and (c) the payment in full to the Currency Warrant Agent of the Exercise Price ((in U.S. dollars) (other currency) (in cash or by certified or official bank check in New York Clearing House funds) (by bank wire transfer in immediately available funds)) payable to the account of the Company).

          (b) Not fewer than the minimum number (or more than the maximum number) of Currency Warrants as set forth in the Currency Warrant Certificate or Definitive Certificate, as the case may be, may be exercised by or on behalf of any one Owner at any one time, except that no such minimum (or maximum) exercise amount shall apply in the case of exercise (or deemed exercise) on the Expiration Date. The Exercise Notice, which shall be irrevocable, shall be in substantially the form set forth in Exhibit C-1 hereto in the case that the Currency Warrants are represented by the Currency Warrant Certificate, and in substantially the form set forth in Exhibit C-2 hereto in the case that the Currency Warrants are represented by Definitive Certificates, and shall be sent to the Currency Warrant Agent in writing (which shall include facsimile transmissions, followed promptly by an executed original, but the date and time of receipt of such transmission shall be the effective date and time of such notice) at its address as set forth in such Exercise Notice or at such other address as the Currency Warrant Agent may specify from time to time. An irrevocable Exercise Notice may be conditioned as set forth in Section 2.2(a), but shall otherwise be unconditional.

          (c) As used herein, "New York Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which the (New York Stock Exchange), (American Stock Exchange) or (relevant options and futures exchanges on which the underlying securities trade) is not open for securities trading or banking institutions generally in The City of New York are authorized or required by law or executive order to close (and "Currency Country Resident" means a resident of, or any corporation or other entity organized under the laws of, (name of Currency country), its territories, its possessions or other areas subject to its jurisdiction). Except as provided in Section 2.2(b), the Currency Warrant Agent and the Company shall be entitled to rely conclusively on any Exercise Notice received by them with no duty of inquiry by either of them.

          SECTION 2.2  Exercise and Delivery of Currency Warrants.
                       ------------------------------------------

          (a)   Except  in the  case  of automatic  exercise  as provided  in
Section 2.3, and subject to Sections 2.2(b)(i) and 2.2(e), the exercise date (the "Exercise Date") for a Currency Warrant shall be ((i) if the Currency Warrant Agent receives delivery of such Currency Warrant (, the Exercise Price) and an Exercise Notice in good order at or prior to (1:30 P.M.), New York City time on a New York Business Day, then such New York Business Day and (ii) otherwise the New York Business Day next succeeding the day on which the Currency Warrant Agent receives Proper Delivery of such Currency Warrant (, such Exercise Price) and such Exercise Notice) (_____________ __, 199_). Any Exercise Notice received after (1:30 P.M.), New York City time, on the Expiration Date shall be void and of no effect and shall be deemed not to have been delivered or made, as the case may be. The provisions of Section
2.3 shall apply to any Currency Warrants to which such late delivery of an Exercise Notice applied. The "Designated Exercise Date" for a Currency Warrant is the date that, but for Section 2.2(e), would be the Exercise Date for such Currency Warrant. (Notwithstanding anything in this Agreement to the contrary, if a Depositary Participant (or Owner in the event Definitive Certificates are issued) has specified in its irrevocable Exercise Notice that such Exercise Notice is conditional (a "Conditional Exercise Notice"), then such Conditional Exercise Notice shall be void and of no effect (and shall be disregarded for all purposes of this Agreement) if (the Spot Rate (as defined in Section 2.2(f)) on the Valuation Date (as defined below) (such Spot Rate, the "Reference Rate") is more than (____________ ) (above)<F1> (below)<F2> the Spot Rate currency on the Designated Exercise Date (or if such Designated

- --------------------
     <F1> In case of Currency Put Warrants.

     <F2> In case of Currency Call Warrants.

Exercise Date is not a Currency Country Business Day (as defined below), on the immediately preceding Currency Country Business Day)). As used in this
Section 2.2, the "Valuation Date" for a Currency Warrant shall be the Currency Country Business Day next succeeding the New York Business Day on which the Currency Warrant Agent has received (i) Proper Delivery of such Currency Warrant (, accompanied by payment in good form of the Exercise Price) and (ii) an Exercise Notice for such Currency Warrant in good order in the form of Exhibit (C-1) (C-2) to the Currency Warrant Agreement, at or prior to (1:30 P.M.) New York City time, and if the Currency Warrant Agent shall receive such delivery of such Exercise Notice after (1:30 P.M.), New York City time, on such date, the "Valuation Date" shall be the next Currency Country Business Day following the New York Business Day following the New York Business Day on which the Currency Warrant Agent received Proper Delivery of such Currency Warrant and such Exercise Notice. In such event, the Currency Warrants delivered to the Currency Warrant Agent with such Conditional Exercise Notice shall be redelivered free through the facilities of the Depositary to the account of such Depositary Participant (or returned to the appropriate Owner by first class mail at the expense of the Company in the event that Definitive Certificates are issued) together with a notice of rejection substantially in the form set forth in Exhibit C-3 hereto.) As used herein, "Currency Country Business Day" means any day other than (i) a Saturday, Sunday, legal holiday or other day on which banking institutions generally in (name of Currency country) are authorized or required by law or executive order to close or (ii) a day on which the (names of relevant stock exchanges) are not open for business.

          (b)  Following  receipt   of  Proper   Delivery  of   the  Currency
Warrants(, the Exercise Price) and the Exercise Notice related to such Currency Warrants in good form, the Currency Warrant Agent shall:

          ((i) deposit all funds received by it as payment for the exercise of Currency Warrants to the account of the Company maintained with it for such purpose on the date on which such Currency Warrant is deemed exercised ((unless otherwise instructed in writing by the Company)), advise the Company by telephone and in writing, by facsimile transmission or otherwise, at the end of each day on which such payment is received of the amount so deposited to its account.)

         (ii)  promptly determine  whether the  Definitive Certificate  is in proper form, in the case of Currency Warrants represented by a Definitive Certificate, (whether the Exercise Price has been paid in full in proper form) and whether the Exercise Notice has been duly completed and is in proper form and, in the case of Currency Warrants represented by the Currency Warrant Certificate, promptly verify that the entity that executed such notice is listed as a Depositary Participant in the most recent published edition of the Depositary's Eligible Corporate Securities Book (or comparable publication of a successor Depositary) and, if such entity is not listed therein, the Currency Warrant Agent shall make reasonable efforts to obtain telephonic verification from the Depositary's (Planning) Department (telephone no. (or comparable department of a successor Depositary) that such entity is a Depositary Participant. If the Currency Warrant Agent is unable through the above-described procedures to verify that such entity is a Depositary Participant or, in any case, if the Currency Warrant Agent determines that the Exercise Notice has not been duly completed or is not in proper form, that the Definitive Certificate is not in proper form, (or that the Exercise Price has not been paid in full in proper form,) the Currency Warrant Agent shall reject the Exercise Notice and shall send to the entity that executed such notice (or in the event Definitive Certificates have been issued, to the Owner), a notice of rejection substantially in the form set forth in Exhibit C-3 hereto and redeliver the Currency Warrants to which such rejected Exercise Notice relates free through the facilities of the Depositary to the account from which they were transferred (or in the event Definitive Certificates have been issued, to the Owner) (and redeliver any payment of the Exercise Price which accompanied such rejected Exercise Notice free through the facilities of the Depositary to the account from which such payment was transferred (or in the event Definitive Certificates have been issued, to the Owner));

         (iii) notify the Company by 5:00 P.M., New York City time, on the New York Business Day such Exercise Notice and Proper Delivery are received (or deemed to have been received) of the number of Currency Warrants in respect of which Exercise Notices, not rejected pursuant to clause (ii) above, were received (or deemed to have been received) at or prior to (1:30 P.M.), New York City time, on such date and the number of Conditional Exercise Notices (and the number of Currency Warrants to which such Conditional Exercise Notices relate);

          (iv) before 5:00 P.M., New York City time, on the first Currency Country Business Day following the Designated Exercise Date for such Currency Warrants (or, if such Currency Country Business Day is not a New York Business Day, on the next succeeding New York Business Day),
     (x) after obtaining the Reference Rate (as defined in Section 2.2(a)), determine whether any Conditional Exercise Notices have become void pursuant to Section 2.2(a), and if so, promptly notify the Company and send notice in the form of

     Exhibit C-3 hereto to the appropriate Depositary Participant or Owner, as the case may be, and (y) determine the aggregate number of Currency Warrants covered by Exercise Notices that have not become void pursuant to Section 2.2(a) or been rejected pursuant to Section 2.2(b)(i) (the "Tendered Currency Warrants");

          (v) by 5:00 P.M., New York City time, on the first Currency Country Business Day following the Designated Exercise Date for the Tendered Currency Warrants (or the New York Business Day immediately succeeding such Currency Country Business Day if such Currency Country Business Day is not a New York Business Day) covered by such Exercise Notice determine pursuant to Section 2.2(e) the number of such Tendered Currency Warrants for which the Designated Exercise Date shall be the Exercise Date (such Tendered Currency Warrants, "Exercised Currency Warrants");

          (vi) by 5:00 P.M., New York City time, on the Valuation Date (or the New York Business Day immediately succeeding the Valuation Date if the Valuation Date is not a New York Business Day) (x) obtain the Spot Rate (as defined in Section 2.2(f)) (and the exchange rate) to be used to determine the Cash Settlement Value, in each case, applicable to such Exercised Currency Warrants, (y) calculate and advise the Company of the aggregate Cash Settlement Value with respect to such Exercised Currency Warrants and (z) send notice of confirmation of exercise in the form set forth in Exhibit C-4 hereto (or, if applicable, Exhibit C-5 hereto) to such Depositary Participant (or in the event Definitive Certificates have been issued, to the Owners); and

         (vii) promptly deliver a copy of such Exercise Notices to the Company and advise the Company of such other matters relating to any of the Currency Warrants covered thereby, whether or not they constitute Tendered Currency Warrants or Exercised Currency Warrants, as the Company shall reasonably request. Any notice to be given to the Company by the Currency Warrant Agent pursuant to this Section 2.2 or Section
     2.3 shall be by telephone (promptly confirmed in writing) or telecopy (receipt to be promptly confirmed by telephone). Any notice to be given to any Spot Rate Reference Bank (as defined in Section 2.2(f)) pursuant to this Section 2.2 or Section 2.3 shall be by facsimile transmission to the address of such Spot Rate Reference Bank set forth in Section 6.3.

          (c) With respect to all Currency Warrants duly exercised or deemed exercised on a date, the Company shall make available to the Currency Warrant Agent, on or before (1:30 P.M.) New York City time, on the fifth New York Business Day following the Valuation Date for the relevant Currency Warrants (or, if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date) (the "Settlement Date") funds in an amount equal to, and for the payment of, the aggregate Cash Settlement Value of such Exercised Currency Warrants. Provided that the Company has made adequate funds available to the Currency Warrant Agent in a timely manner, which shall, in no event, be later than (1:30 P.M.), New York City time, the Currency Warrant Agent will make payment available in the form of a check (or bank wire transfer if the payment is greater than $________) (i) in the case of exercise of Currency Warrants represented by the Currency Warrant Certificate, to the appropriate Depositary Participant after (1:30 P.M.), New York City time, but prior to the close of business, on such Settlement Date, such payment to be in the amount of the Cash Settlement Value in respect of the Exercised Currency Warrants exercised by such Depositary Participant and
(ii) in the case of exercise of Currency Warrants represented by Definitive Certificates, to the appropriate Owner after (1:30 P.M.), New York City time, but prior to the close of business, on such Settlement Date, such payment to be in the amount of the Cash Settlement Value of the Exercised Currency Warrants exercised by such Owner. In the case of payments by the Currency Warrant Agent to a Depositary Participant, such Depositary Participant shall be responsible for crediting the Cash Settlement Value of such Currency Warrants to the appropriate Owner.

          (d) The Currency Warrant Agent promptly shall cause its records, which may be kept electronically, to be marked to reflect the reduction in the number of Currency Warrants represented by the Currency Warrant Certificates or Definitive Certificates, as the case may be, by the number of such Currency Warrants (i) for which it has received Exercise Notices in proper form, (ii) that were delivered to the Currency Warrant Account, in the case of Currency Warrants represented by the Currency Warrant Certificate, or that were surrendered to the Currency Warrant Agent in the case of Currency Warrants represented by Definitive Certificates and (iii) for which payment has been made as provided in Section 2.2(c) promptly after such delivery and payment.

          (e) In the event that the aggregate number of Tendered Currency Warrants with respect to any single Designated Exercise Date (as determined by the Currency Warrant Agent pursuant to Section 2.2(b)(iii) shall equal or exceed (_____) (such number, the "Maximum Exercisable Number"), the provisions of this Section 2.2(e) shall apply to the exercise of such Currency Warrants.

          (i) The Company may, at its sole option, notify the Currency Warrant Agent in writing (including by facsimile transmission) not later than (_______), New York City time, on the first Currency Country Business Day following such

     Designated Exercise Date (or, if such Currency Country Business Day is not a New York Business Day, on the next succeeding New York Business
     Day) to the effect that the Company has elected to exercise its option under this Section 2.2(e) to limit the number of Currency Warrants for which the Exercise Date will occur on such Designated Exercise Date to a number (the "Elected Maximum Number") not smaller than the Maximum
     Exercisable Number. If the Currency Warrant Agent shall not have received such notice by such time, none of the following provisions in this Sections 2.2(e) shall apply to such Tendered Currency Warrants, such Designated Exercise Date shall be the Exercise Date for such Tendered Currency Warrants and all of such Tendered Currency Warrants shall be deemed to be "Exercised Currency Warrants" for purposes of
     Section 2.2(b).

         (ii) If the Currency Warrant Agent shall have received the notice contemplated by clause (i) above by the time specified in such clause
     (i), then prior to 5:00 P.M., New York City time, on the first Currency Country Business Day following such Designated Exercise Date (or, if such Currency Country Business Day is not a New York Business Day, on the next succeeding New York Business Day), the Currency Warrant Agent shall select (by lot or such other method as the Warrant Agent deems appropriate) from all such Tendered Currency Warrants, subject to clause
     (iii) below, Tendered Currency Warrants for which the Exercise Date will occur on such Designated Exercise Date in an aggregate amount equal to the Elected Maximum Number. Only the Tendered Currency Warrants so selected shall be deemed to be "Exercised Currency Warrants" for purposes of Section 2.2(b). The Tendered Warrants not so selected are referred to herein as "Delayed Exercise Currency Warrants" and shall be subject to exercise as provided in clause (iii) below.

         (iii) For purposes of this Section 2.2, each Delayed Exercise Currency Warrant shall be deemed to have a new Designated Exercise Date on the New York Business Day next succeeding the original Designated Exercise Date, and this Section 2.2 shall apply as if one or more Exercise Notices with respect to the Delayed Exercise Currency Warrants had been received by the Currency Warrant Agent prior to (1:30 P.M.), New York City time, on such New York Business Day (except that (x) any Delayed Exercise Currency Warrant with respect to which any such deemed Designated Exercise Date is on or after the (_____) New York Business Day preceding the Expiration Date will be subject to Automatic Exercise as provided in Section 2.3, (y) the Reference Rate for any Delayed Exercise Currency Warrant covered by a Conditional Exercise Notice shall in any event be determined by reference to the original Designated Exercise Date therefor

     (or, if applicable, the first Currency Country Business Day preceding such original Designated Exercise Date) and (z) the notice of confirmation of exercise with respect to Delayed Exercise Currency Warrants given by the Currency Warrant Agent pursuant to Section
     2.2(b)(v) shall be in the form set forth in Exhibit C-5 hereto); provided, however, that, other than in the case of an Automatic
     --------  -------
     Exercise, in the event that the aggregate number of such Delayed Exercise Currency Warrants, together with any additional Tendered Currency Warrants for which the Designated Exercise Date is such New York Business Day, shall again exceed the Maximum Exercisable Number, the provisions of this Section 2.2(e) shall apply, mutatis mutandis,
                                                        ------- --------

     to the exercise of such Delayed Exercise Currency Warrants and such additional Tendered Currency Warrants; and provided, further, however,
                                        --------  -------  -------
     that such Delayed Exercise Currency Warrants shall in any event be given priority over such additional Tendered Currency Warrants in the selection pursuant to clause (ii) above, and among such Delayed Exercise Currency Warrants, priority in such selections shall be given to Currency Warrants in the order of their original Designated Exercise Dates, with Currency Warrants having the same original Designated Exercise Date being selected by lot as described in Section 2.2(e)(ii) above.

         (iv) In connection with any issuance by the Company of additional Currency Warrants under this Agreement, the Company has the right, but is not obligated, to increase the Maximum Exercisable Number.

          (f)  For the purposes of this Currency Warrant Agreement:

          Except as provided in Section 2.3, "Cash Settlement Value" of an Exercised Currency Warrant is an amount stated in (U.S. dollars) (other currency) which is the greater of (i) zero and (ii) the amount computed by subtracting (from (a constant, e.g., 50))<F3> ((a constant, e.g., 50)
                               ----                         ----
from)<F4> an amount equal to (such a constant) multiplied by a fraction, the numerator of which is (insert a pre-established amount of Base Currency per ((U.S. dollar) (other currency)) (the "Strike Price") and the denominator of which is the Spot Rate on the Designated Exercise date. The "Spot Rate" on such Designated Exercise Date shall mean the offered spot rate of (insert
Base Currency) per (U.S. dollar) (other currency) as quoted by (________________) (the "Spot Rate Reference Bank") at 10:00 A.M., New York City time, on such date or, if such bank is not quoting such rate at such time,

- --------------------

     <F3> In the case of Currency Put Warrants.

     <F4> In the case of Currency Call Warrants.

the rate quoted by such other leading bank in the foreign exchange markets as may be selected by the Company in good faith and notified to the Currency Warrant Agent. The offered spot rate of any applicable currency shall be calculated to four (4) decimal places.)

          (The exchange rate (or manner of calculating such rate) for conversion of the (Strike Price), (the Exercise Price) and the (Spot Rate) into U.S. dollars shall be (______) (set forth such rate or manner of calculating such rate) and shall be obtained by the Currency Warrant Agent. "U.S. dollars", "U.S.$" or "$" are references to the currency of the United States of America. "(Currency)" ( or "_______" are references to the currency of (name of other country)).<F5>

          SECTION 2.3  Automatic Exercise of the Currency Warrants.
                       -------------------------------------------

          (a) All Currency Warrants with respect to which (i) there has been no Proper Delivery (, payment in good form of the Exercise Price has not been received by the Currency Warrant Agent) or no valid Exercise Notice has been received by the Currency Warrant Agent at or prior to (1:30 P.M.), New York City time, on the Expiration Date for such Currency Warrants, (ii) the Exercise Date for which has been postponed pursuant to Section 2.2(e) to a date on or after the New York Business Day preceding the Expiration Date or
(iii) there has been no proper exercise on the New York Business Day on which the Currency Warrants are permanently delisted or suspended from the (name of U.S. national securities exchange) and, at or prior to such delisting or suspension, the Currency Warrants have not been listed on another U.S. national securities exchange or quoted through a self-regulatory organization (a "Self Regulatory Organization") in the United States which operates pursuant to rules and regulations of a self-regulatory organization that are filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 19(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be deemed automatically exercised on such Expiration Date without any requirement of notice of exercise or delivery of the Currency Warrants to the Currency Warrant Agent. By 5:00 P.M., New York City time, on the Expiration Date, the Currency Warrant Agent shall advise the Company of the number of unexercised Currency Warrants outstanding after (1:30 P.M.), New York City time, on such day. As used in this Section 2.3, the "Valuation Date" for such Currency Warrants shall be the first Currency Country Business Day following such Expiration Date.

          (b) On the Valuation Date for the Currency Warrants (or, if such Valuation Date is not a New York Business Day, on

- --------------------

     <F5> In case of Currency Put Warrants or Currency Call Warrants.

the next succeeding New York Business  Day), the Currency Warrant Agent shall
(i) determine the Cash Settlement Value (in the manner provided in Section 2.2(f)) of the Currency Warrants to be automatically exercised, (ii) advise the Company by 5:00 P.M., New York City time, on such Valuation Date (or, if such Valuation Date is not a New York Business Day, on the next succeeding New York Business Day) of the Cash Settlement Value with respect to such Currency Warrants and (iii) advise the Company of such other matters relating to the automatically exercised Currency Warrants as the Company shall reasonably request. (Following the Expiration Date, the Depositary shall deliver to the Currency Warrant Agent one or more certificates from the appropriate Depositary Participant in the form of Exhibit D-1 attached hereto, dated no earlier than the Expiration Date, executed by such Depositary Participant, setting forth the total number of automatically exercised Currency Warrants. In the event that the Currency Warrants automatically exercised are represented by Definitive Certificates, the appropriate Owner will deliver to the Currency Warrant Agent (x) the Definitive Warrant Certificates to be automatically exercised and (y) a certificate in the form of Exhibit D-2 hereto, dated no earlier than the Expiration Date setting forth the number of Currency Warrants automatically exercised. On the Expiration Date all the Currency Warrants will be cancelled and will represent only a right to receive ((i)) the Cash Settlement Value ((ii) minus the Exercise Price).

          (c) Provided that the Company has made adequate funds available to the Currency Warrant Agent in a timely manner which shall, in no event, be later than (1:30 P.M.), New York City time, on the fifth New York Business Day following the Valuation Date for such automatically exercised Currency Warrants (or if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date), the Currency Warrant Agent will make payment available in the form of a check (or a bank wire transfer if the payment is greater than $___________) (i) in the event that the automatically exercised Currency Warrants are represented by the Currency Warrant Certificate, to the Depositary, after (1:30 P.M.), New York City time, but prior to the close of business, on the fifth New York Business Day following the Valuation Date for such automatically exercised Currency Warrants (or if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date), such check to be in the amount of ((i)) the aggregate Cash Settlement Value ((ii) minus the Exercise Price) in respect of Currency Warrants that have been automatically exercised and transferred to the Currency Warrant Account, and (ii) in the event that the automatically exercised Currency Warrants are represented by Definitive Certificates, to the appropriate Owner, after (1:30 P.M.), New York City time, but prior to the close of business, on the fifth New York Business Day following the Valuation Date for such automatically exercised

Currency Warrants (or if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date), such check in the amount of ((i)) the Cash Settlement Value ((ii) minus the Exercise Price) of the automatically exercised Currency Warrants delivered to the Currency Warrant Agent by such Owner; provided, however, that the Currency Warrant Agent shall withhold payment of ((i)) the Cash Settlement Value ((ii) minus the Exercise Price) with respect to any Currency Warrants for which the Currency Warrant Agent has not received ((i)) the related Currency Warrants through transfer of such Currency Warrants to the Currency Warrant Account, in the case of Currency Warrants represented by the Currency Warrant Certificate, or through delivery of the Definitive Certificates, in the case of Currency Warrants represented by Definitive Certificates (, and (ii) certification that the Owner of such Currency Warrants is not a Currency Country Resident, dated no earlier than the Expiration Date and in the form of Exhibit D-1 hereto, in the case of Currency Warrants represented by the Currency Warrant Certificate, or Exhibit D-2 hereto, in the case of Currency Warrants represented by Definitive Certificates). If pursuant to the immediately preceding sentence the Currency Warrant Agent has not withheld payment with respect to any Currency Warrants, the Currency Warrant Agent shall promptly cancel the Currency Warrant Certificate representing the Currency Warrants automatically exercised pursuant to this Section and deliver it to the Company. If the Currency Warrant Agent has withheld payment of the ((i)) Cash Settlement Value ((ii) minus the Exercise Price) with respect to any Currency Warrants, the Currency Warrant Agent shall act as a successor Depositary and cancel the Currency Warrant Certificate and deliver it to the Company only upon (receipt of certificates in the form of Exhibit D-1 to this Agreement from the appropriate Depositary Participants with respect to all of the Currency Warrants then evidenced by the Currency Warrant Certificate and) payment of the total ((i)) Cash Settlement Value ((ii) minus the Exercise Price) withheld. The Currency Warrant Agent's sole responsibility as successor Depositary with respect to the Unexercised Currency Warrants shall be to pay the ((i)) Cash Settlement Value ((ii) minus the Exercise Price) of such Currency Warrants upon receipt of ((i)) the related Currency Warrants (and (ii) certificates in the form of Exhibit D-1 to this Agreement from the appropriate Depositary Participants.

          SECTION 2.4  Covenant of the Company.   The Company covenants, for
                       -----------------------
the benefit of the Owners, that (i) it will cause the Currency Warrants to be listed on (name of U.S. national securities exchange) and (ii) until the Expiration Date, it will not seek the delisting of the Currency Warrants from, or permanent suspension of their trading on, (name of U.S. national securities exchange) unless prior to such delisting or suspension the Currency Warrants shall have been listed, and shall be trading, on another U.S. national securities exchange or shall be quoted through a Self-Regulatory Organization.

          SECTION 2.5  Return of the Currency Warrant Certificate.  At such
                       ------------------------------------------
time  as   all  of  the   Currency  Warrants  have  been   exercised,  deemed
automatically exercised or otherwise cancelled, the Currency Warrant Agent shall return the cancelled Currency Warrant Certificate to the Company.

          SECTION 2.6  Return of Moneys Held Unclaimed for Two Years.  Any
                       ---------------------------------------------
moneys deposited with or paid to the Currency Warrant Agent for the payment of the Cash Settlement Value of any Currency Warrants and not applied but remaining unclaimed for two years after the date upon which such Cash Settlement Value shall have become due and payable, shall be repaid by the Currency Warrant Agent to the Company, and the Owner of such Currency Warrants shall thereafter look only to the Company for any payment which such Owner may be entitled to collect and all liability of the Currency Warrant Agent with respect to such moneys shall thereupon cease; provided, however,
                                                         --------  -------
that the Currency Warrant Agent, before making any such repayment, may at the expense of the Company notify the Owners concerned that said moneys have not been so applied and remain unclaimed and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company.

          SECTION 2.7  Designation of Agent for Receipt of Notice.  The
                       ------------------------------------------
Company may from time to time designate in writing to the Currency Warrant Agent a designee for receipt of all notices to be given by the Currency Warrant Agent pursuant to this Article II and all such notices thereafter shall be given in the manner herein provided by the Currency Warrant Agent to such designee and each such notice shall be as effective as if given directly to the Company.


                                 ARTICLE III
                         OTHER PROVISIONS RELATING TO
                               RIGHTS OF OWNERS

          SECTION 3.1  Owners of Currency Warrants May Enforce Rights.
                       ----------------------------------------------
Notwithstanding any of the provisions of this Agreement, any Owner, without the consent of the Currency Warrant Agent, may, in and for his own behalf and for his own benefit, enforce and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise and to receive payment for his Currency Warrants as provided in the Currency Warrant Certificate and in this Agreement.

          SECTION 3.2  Consolidation, Merger or Other Disposition.  If at any
                       ------------------------------------------
time the Company shall consolidate with
or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to another person, then in any such event the successor or assuming corporation or entity shall succeed to and be substituted for the Company, with the same effect as if it had been named as the Company herein and in the Currency Warrants; the Company, except in the event of a lease, shall thereupon be relieved of any further obligation hereunder or under the Currency Warrants, and, in the event of any such consolidation, merger, conveyance, transfer or lease, the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation or entity shall expressly assume, by an amendment to this Agreement, executed and delivered to the Currency Warrant Agent, in form satisfactory to such Currency Warrant Agent, the due and punctual payment of any and all amounts payable by the Company pursuant to this Agreement and the performance of every covenant of this Agreement on the part of the Company to be performed or observed. Such successor or assuming corporation or entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, a new Currency Warrant Certificate representing the Currency Warrants not theretofore exercised, in exchange and substitution for the Currency Warrant Certificate theretofore issued. Such Currency Warrant Certificate shall in all respects have the same legal rank and benefit under this Agreement as the Currency Warrant Certificate theretofore issued in accordance with the terms of this Agreement as though such new Currency Warrant Certificate had been issued at the date of the execution hereof. In any case of any such consolidation, merger, conveyance, transfer or lease of substantially all of the assets of the Company, such changes in phraseology and form (but not in substance) may be made in the new Currency Warrant Certificates as may be appropriate.

          The Currency Warrant Agent may receive a written opinion of legal counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease of substantially all of the assets of the Company complies with the provisions of this Section 3.2.


                                  ARTICLE IV
                      CANCELLATION OF CURRENCY WARRANTS

          SECTION 4.1  Cancellation of Currency Warrants.  In the event the
                       ---------------------------------
Company shall purchase or otherwise acquire Currency Warrants, such Currency Warrants may, at the option of the Company, be surrendered free through a Depositary Participant for credit to the account of the Currency Warrant Agent maintained at the Depositary, and if so credited, the Currency Warrant Agent shall promptly note the cancellation of such Currency Warrants by notation on the records of the Currency Warrant Agent. Such

Currency Warrants may also, at the option of the Company, be resold by the Company directly to or through any of its affiliates in lieu of being surrendered to the Depositary. No Definitive Certificate shall be countersigned in lieu of or in exchange for any Currency Warrant which is cancelled as provided herein, except as otherwise expressly permitted by this Agreement.

          SECTION 4.2  Treatment of Owners.  The Company, the Currency
                       -------------------
Warrant Agent and any agent of the Company or the Currency Warrant Agent may deem and treat the person in whose name a Currency Warrant Certificate shall be registered in the records of the Currency Warrant Agent as the Owner of all right, title and interest in such Currency Warrant Certificate (notwithstanding any notation of ownership or other writing thereon) for any purpose and as the person entitled to exercise the rights represented by the Currency Warrants evidenced thereby, and neither the Company nor the Currency Warrant Agent, nor any agent of the Company or the Currency Warrant Agent shall be affected by any notice to the contrary, except that the Currency Warrant Agent and the Company shall be entitled to rely on and act pursuant to instructions of Depositary Participants as contemplated by Article II of this Agreement. This Section 4.2 shall be without prejudice to the rights of Owners as described elsewhere herein.

          SECTION 4.3  Payment of Taxes.  The Company will pay all
                       ----------------
documentary stamp taxes attributable to the initial issuance of Currency Warrants; provided, however, that the Company shall not be required to pay
          --------  -------
any tax or other governmental charge which may be payable in respect of any transfer involving any beneficial or record interest in or ownership interest of any Currency Warrants.


                                  ARTICLE V
                    CONCERNING THE CURRENCY WARRANT AGENT

          SECTION 5.1  Currency Warrant Agent.
                       ----------------------

          (a) The Company hereby appoints (__________________) as Currency Warrant Agent of the Company in respect of the Currency Warrants and the Currency Warrant Certificate upon the terms and subject to the conditions set forth herein and in the Currency Warrant Certificate; and (_______________) hereby accepts such appointment. The Currency Warrant Agent shall have the powers and authority granted to and conferred upon it in the Currency Warrant Certificate and hereby and such further powers and authority acceptable to it to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Currency Warrant Certificate are subject to and governed by the terms and provisions hereof.

          (b) The Currency Warrant Agent covenants and agrees to maintain offices, staffed by qualified personnel, with adequate facilities for the discharge of its responsibilities under this Agreement, including, without limitation, the computation of the Cash Settlement Values, if any, and the timely settlement of the Currency Warrants upon exercise thereof.

          SECTION 5.2  Conditions of Currency Warrant Agent's Obligations.
                       --------------------------------------------------
The Currency Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof and of the Currency Warrant Certificate, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Owners from time to time of the Currency Warrants shall be subject:

          (a) The Company agrees promptly to pay the Currency Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Currency Warrant Agent and to reimburse the Currency Warrant Agent for its reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Currency Warrant Agent without negligence, bad faith or breach of this Agreement on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Currency Warrant Agent for, and to hold it harmless against, any loss, liability or expense (including reasonable attorneys' fees and expenses) incurred without negligence, bad faith or breach of this Agreement on the part of the Currency Warrant Agent, arising out of or in connection with its acting as such Currency Warrant Agent hereunder or with respect to the Currency Warrants, as well as the reasonable costs and expenses of defending against any claim of liability in connection with the exercise or performance at any time of its powers or duties hereunder or with respect to the Currency Warrants. The obligations of the Company under this subsection (a) shall survive the exercise of the Currency Warrant Certificates and the resignation or removal of the Currency Warrant Agent.

          (b) In acting under this Currency Warrant Agreement and in connection with the Currency Warrants, the Currency Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the Owners or the registered holder of the Currency Warrant Certificate.

          (c) The Currency Warrant Agent may consult with counsel satisfactory to it, which may include counsel for the Company, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

          (d) The Currency Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted or thing suffered by it in reliance upon any Currency Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.
          (e) The Currency Warrant Agent, and its officers, directors and employees, may become the Owner of, or acquire any interest in, any Currency Warrants or other obligations of the Company, with the same rights that it or they would have if it were not such Currency Warrant Agent, officer, director or employee, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depository, trustee or agent for, any committee or body of Owners of Currency Warrants or other obligations of the Company as freely as if it were not such Currency Warrant Agent, officer, director or employee.

          (f) The Currency Warrant Agent shall not be under any liability for interest on any moneys at any time received by it pursuant to any of the provisions of this Agreement or of the Currency Warrant Certificate nor shall it be obligated to segregate such monies from other monies held by it, except as required by law. The Currency Warrant Agent shall not be responsible for advancing funds on behalf of the Company.

          (g) The Currency Warrant Agent shall not be under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Currency Warrant Agent) or with respect to the validity or execution of the Currency Warrant Certificate (except its countersignature thereof).

          (h) The recitals contained herein and in the Currency Warrant Certificate (except as to the Currency Warrant Agent's countersignature thereon) shall be taken as the statements of the Company and Currency Warrant Agent assumes no responsibility for the correctness of the same.

          (i) The Currency Warrant Agent shall be obligated to perform only such duties as are herein and in the Currency Warrant Certificate specifically set forth and no implied duties or obligations shall be read into this Agreement or the Currency Warrant Certificate against the Currency Warrant Agent. The Currency Warrant Agent shall not be under any obligation to take any action hereunder likely to involve it in any expense or liability, the payment of which is not, in its reasonable opinion, assured to it. The Currency Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of the Currency Warrant Certificate countersigned by the Currency Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of any proceeds of the Currency Warrant Certificates. The Currency Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Currency Warrant Certificate or in the case of the receipt of any written demand from an Owner of a Currency Warrant with respect to such default, except as provided in
     Section 6.2 hereof, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

          (j)  Unless specifically provided herein or in the     Currency
     Warrant Certificate, any order, certificate, notice, request, direction, or other communication from the Company made or given by the Company under any provision of this Agreement shall be sufficient if signed by
     its (            )  or any (                    ).
            --------------         --------------------

          SECTION 5.3  Compliance With Applicable Laws.  The Currency Warrant
                       -------------------------------
Agent agrees to comply with all applicable federal and state laws in respect of the services rendered by it under this Agreement and in connection with the Currency Warrants, including (but not limited to) the provisions of United States federal income tax laws regarding information reporting and backup withholding. The Currency Warrant Agent expressly assumes all liability for failure to comply with such laws, including (but not limited to) any liability for failure to comply with any applicable provisions of United States federal income tax laws regarding information reporting and backup withholding.

          SECTION 5.4  Resignation and Appointment of Successor.
                       ----------------------------------------
          (a) The Company agrees, for the benefit of the Owners from time to time of the Currency Warrants, that there shall at all times be an Currency Warrant Agent hereunder until all the Currency Warrants are not longer exercisable.

           (b) The Currency Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, subject to the appointment of a successor Currency Warrant Agent and acceptance of such appointment by such successor Currency Warrant Agent, as hereinafter provided. The Currency Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Currency Warrant Agent (which shall be a banking institution organized under the laws of the United States of America, or one of the states thereof or the District of Columbia, having an office or an agent's office (south of Chambers Street) in the Borough of Manhattan, The City of New York and authorized under such laws to exercise corporate trust powers) by an instrument in writing filed with such successor Currency Warrant Agent and the acceptance of such appointment by such successor Currency Warrant Agent. In the event a successor Currency Warrant Agent has not been appointed and has not accepted its duties within 90 days of the Currency Warrant Agent's notice of resignation, the Currency Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Currency Warrant Agent.

          (c) In case at any time the Currency Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or similar law, or if any public officer shall have taken charge or control of the Currency Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conversation or liquidation, a successor Currency Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Currency Warrant Agent. Upon the appointment as aforesaid of a successor Currency Warrant Agent and acceptance by the latter of such appointment, the Currency Warrant Agent so superseded shall cease to be Currency Warrant Agent hereunder.

          (d) Any successor Currency Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Currency Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Currency Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Currency Warrant Agent shall be entitled to receive, all moneys, securities and other property on deposit with or held by such predecessor, as Currency Warrant Agent hereunder.

          (e) Any corporation into which the Currency Warrant Agent hereunder may be merged or converted or any corporation with which the Currency Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Currency Warrant Agent shall be a party, or any corporation to which the Currency Warrant Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Currency Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Currency Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                  ARTICLE VI
                                MISCELLANEOUS

          SECTION 6.1  Modification, Supplementation or Amendment.
                       -------------------------------------------

          (a) This Agreement may be modified, supplemented or amended by the Company and the Currency Warrant Agent, without the consent of the registered holder of the Currency Warrant Certificate or the Owners, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or in such Currency Warrant Certificate, maintaining the listing of any Currency Warrants on any U.S. national securities exchange or the quotation of any Currency Warrant through a Self Regulatory Organization or registration of such Currency Warrants under the Exchange Act, permitting the issuance of Currency Warrants in definitive form in accordance with Section 1.1(a), reflecting the issuance by the Company of additional Currency Warrants of the same issue or reflecting the appointment of a successor depositary in accordance with Section 1.1(d) or in any other manner which the Company may deem necessary or desirable; provided that such action shall not materially adversely affect the interests of the Owners of Currency Warrants. Notwithstanding anything in this Section 6.1 to the contrary, this Agreement may not be amended to provide for the countersigning by the Currency Warrant Agent of Currency Warrant Certificates evidencing in
the aggregate in excess of (         ) Currency Warrants unless and until the
Currency Warrant Agent has received notice from (name of Stock Exchange) or any successor U.S. national securities exchange or

Self-Regulatory  Organization that the additional Currency Warrants in excess
of (         ) have been approved for listing on such exchange or quotation
 ----------
through such Self-Regulatory Organization.

          (b) The Company and the Currency Warrant Agent may modify or amend this Agreement and the Currency Warrant Certificate, with the consent of the Owners of not fewer than a majority in number of the then outstanding unexercised Currency Warrants affected by such modification or amendment, for any purpose; provided, however, that no such modification or amendment that
             --------  -------
increases the Exercise Price, (decreases the Strike Price,)<F6> (increases the Strike Price,)<F7> shortens the period of time during which the Currency Warrants may be exercised, increases the minimum or decreases the maximum number of Currency Warrants that may be exercised by or on behalf of any one Owner at any one time, changes the formula for determining the Cash Settlement Value, (insert other prohibited modifications or amendments) or otherwise materially and adversely affects the exercise rights of the Owners or reduces the number of outstanding Currency Warrants the consent of the Owners of which is required for modification, supplementation or amendment of this Agreement or the Currency Warrant Certificate, may be made without the consent of each Owner affected thereby. Prior to the issuance of any
Definitive Certificates pursuant to Section 1.1(a), the Company and the Currency Warrant Agent shall be entitled to rely upon any certification in form satisfactory to each of them that any requisite consent has been obtained from the Owners of the Currency Warrants. Such certification may be provided by Depositary Participants acting on behalf of such Owners of Currency Warrants, provided that any such certification is accompanied by a certification from the Depositary as to the Currency Warrant holdings of such Depositary Participants.

          SECTION 6.2  Notices and Demands to the Company and Currency
                       -----------------------------------------------
Warrant Agent.  If the Currency Warrant Agent shall receive any notice or
- -------------
demand addressed to the Company by any Owner pursuant to the provisions of the Currency Warrant Certificate, the Currency Warrant Agent shall promptly forward such notice or demand to the Company.

          SECTION 6.3  Addresses for Notices.  Any communications from the
                       ---------------------
Company to the Currency Warrant Agent with respect to this Agreement shall be addressed to (name of Currency Warrant Agent), (address, New York, New York
 )  (facsimile:  (          )) (telephone:   (                 )), Attention:
Corporate Trust Department; any communications from the Currency Warrant


- --------------------

     <F6> In case of Currency Put Warrants.

     <F7> In case of Currency Call Warrants.

Agent to the Company with respect to this Agreement shall be addressed to The Chase Manhattan Corporation, One Chase Manhattan Plaza, New York, New York
10081 (facsimile: (              )) (telephone:  212-(         )), Attention:
(                   ); any communications from  the Currency Warrant Agent to
the Spot Rate Reference Bank with respect to this Agreement shall be addressed to (name of Spot Rate Reference Bank). (address), (facsimile: (
      ))  (telephone:                 ), (or such  other address  as shall be
specified in writing to the other parties hereto by the Currency Warrant Agent, the Company or the Spot Rate Reference Bank, respectively).

          SECTION 6.4  Notices to Owners.  The Company or the Currency
                       -----------------
Warrant Agent may cause to have notice given to the Owners of Currency Warrants by providing the Depositary with a from of notice to be distributed by the Depositary to Depositary Participants in accordance with the custom and practices of the Depositary.

          SECTION 6.5  Governing Law.  The validity, interpretation and
                       -------------
performance of this Agreement and each Currency Warrant issued hereunder and of the respective terms and provisions thereof shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6.6  Obtaining of Governmental Approvals.  The Company will
                       -----------------------------------
from time to time use its best efforts to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and the (name of U.S. national securities exchange) and filings under the United States federal and state laws, which may be or become required in connection with the issuance, sale, trading, transfer or delivery of the Currency Warrants, the Currency Warrant Certificate and the exercise of the Currency Warrants.

          SECTION 6.7  Persons Having Rights Under the Currency Warrant
                       ------------------------------------------------
Agreement.  Nothing in this Agreement expressed or implied and nothing that
- ---------
may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Currency Warrant Agent, the registered holder of the Currency Warrant Certificate and the Owners any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement shall be for the sole and exclusive benefit of the Company and the Currency Warrant Agent and their successors and of the registered holder of the Currency Warrant Certificate and the Owners.

          SECTION 6.8  Headings.  The descriptive headings of the several
                       --------
Articles and Sections and the Table of Contents of this

Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          SECTION 6.9  Counterparts.  This Agreement may be executed by the
                       ------------
parties hereto in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

          SECTION 6.10  Inspection of Agreement.  A copy of this Agreement
                        -----------------------
shall be available at all reasonable times at the principal corporate trust office of the Currency Warrant Agent, for inspection by the registered holder of the Currency Warrant Certificate, Depositary Participants, Indirect Participants and Owners.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                              THE CHASE MANHATTAN CORPORATION


                              By:
                                   ------------------------------
                                   (Title)

                              (Name of Currency Warrant Agent)


                              By:
                                   ------------------------------
                                   (Title)

                                                                  EXHIBIT A-1
                                                                -----------


              (NO PAYMENT WILL BE MADE UPON THE EXERCISE OF THIS
                WARRANT UNLESS THE CURRENCY WARRANT AGENT HAS
                 RECEIVED THE CERTIFICATION DESCRIBED IN THE
                         CURRENCY WARRANT AGREEMENT)

                   EXERCISABLE ONLY IF COUNTERSIGNED BY THE
                  CURRENCY WARRANT AGENT AS PROVIDED HEREIN


No.                                     CUSIP No. (             )
                                                   -------------



                    BOOK-ONLY CURRENCY WARRANT CERTIFICATE
                                 representing
           (up to             )  (insert name of Currency) Currency
                 ------------
                             (Put/Call) Warrants
                       Expiring (          , 19  )
                                  ----------    --
                       THE CHASE MANHATTAN CORPORATION


          This certifies that (                  ) or registered assigns is
                               ------------------
the registered holder of (insert name of Currency) Currency (Put/Call) Warrants (the "Currency Warrants") or such lesser amount as is indicated in the records of (name of Currency Warrant Agent), as Currency Warrant Agent. Each Currency Warrant entitles the beneficial owner thereof (an "Owner"), subject to the provisions contained herein and in the Currency Warrant Agreement referred to below, to receive in (U.S. dollars) (other currency) from The Chase Manhattan Corporation (the "Company") the Cash Settlement Value (as defined herein). In no event shall any Owners be entitled to any interest on any Cash Settlement Value.

          Subject to the terms of the Currency Warrant Agreement and the limitations described herein, the Currency Warrants may be irrevocably exercised (on any New York Business Day from their date of issuance until (1:30 P.M.), New York City time,) on (i) (the date upon which the right to exercise the Currency Warrants expires or, if such date is not a New York Business Day (as defined in the Currency Warrant Agreement), on the next
succeeding New York Business Day) (         , 199 ) (the "Expiration Date")
                                   ------ --     -
or (ii) the date of automatic exercise or cancellation as further described below and as provided in the Currency Warrant Agreement. Except in the case of exercise on the Expiration Date, automatic exercise or cancellation as
described below, not fewer than (       ) (or more than) Currency
                                 -------
                                    A-1-1

Warrants may be exercised by or on behalf of any one Owner on any one day. References herein to "U.S. dollars" or "U.S.$" are to the currency of the United States of America. References to "(name of currency)" or "(
  )" are to the currency of the (name of Currency country). As used herein, the term "New York Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which the (New York Stock Exchange) (American Stock Exchange) or (relevant futures and options exchanges on which the underlying securities trade) is not open for securities trading or banking institutions generally in The City of New York are authorized or required by law or executive order to close; (and) "Currency Country Business Day" means any day other than (i) a Saturday, Sunday, legal holiday or other day on which banking institutions generally in (name of Currency country) are authorized or required by law or executive order to close or (ii) a day on which the (names of relevant stock exchanges) (is/are) not open for business (; and "Currency Country Resident" means a resident of or any corporation or other entity organized under the laws of, (name of Currency country), its territories, its possessions or other areas subject to its jurisdiction).

          This Currency Warrant Certificate is issued under and in accordance
with the Currency Warrant Agreement, dated as of     (             , 19   )
                                                      -------------     --
(the "Currency Warrant Agreement"), between the Company and the Currency Warrant Agent, and is subject to the terms and provisions contained in the Currency Warrant Agreement, to all of which terms and provisions all Owners of the Currency Warrants represented by this Currency Warrant Certificate and the registered holder of this Currency Warrant Certificate consent by acceptance hereof by the Depositary (as defined below). Copies of the Currency Warrant Agreement are on file at the principal corporate trust office of the Currency Warrant Agent in New York City. Except as provided in the Currency Warrant Agreement, Owners will not be entitled to receive definitive certificates evidencing their Currency Warrants. Currency Warrant holdings will be held through a depositary selected by the Company which initially is (The Depository Trust Company) (the "Depositary", which term, as used herein, includes any successor depositary selected by the Company) as further provided in the Currency Warrant Agreement.

          Capitalized terms included herein but not defined herein have the meanings assigned thereto in the Currency Warrant Agreement.

          The Cash Settlement Value of an exercised Currency Warrant (whether exercised automatically or by notice) shall mean:

          The "Cash Settlement Value" of an Exercised Currency Warrant is an amount stated in (U.S. dollars) (other currency)
                                    A-1-2
which is the greater of (i) zero and (ii) the amount computed by subtracting (from (a constant, e.g., 50))<F8> ((a constant, e.g., 50) from)<F9> an amount
                   ---                          ---
equal to (such a constant) multiplied by a fraction, the numerator of which is (insert a pre-established amount of Base Currency per ((U.S. dollar) (other currency)) (the "Strike Price") and the denominator of which is the Spot Rate on the Designated Exercise Date. The "Spot Rate" on such Designated Exercise Date shall mean the offered spot rate of (insert Base
Currency) per (U.S. dollar) (other currency) as quoted by (               )
                                                           ----------------
(the "Spot Rate Reference Bank") at 10:00 A.M., New York City time, on such date or, if such bank is not quoting such rate at such time, the rate quoted by such other leading bank in the foreign exchange markets as may be selected by the Company in good faith and notified to the Currency Warrant Agent. The offered spot rate of any applicable currency shall be calculated to four (4) decimal places.)

          Except in the case of automatic exercise on the Expiration Date or cancellation, suspension or delay as further provided below and in the Currency Warrant Agreement, the "Valuation Date" for a Currency Warrant shall be the Currency Country Business Day next succeeding the New York Business Day on which the Currency Warrant Agent has received (i) delivery of such Currency Warrant on the records of the Depositary free to the Currency Warrant Account ("Proper Delivery") (, accompanied by payment in good form of the Exercise Price) and (ii) an Exercise Notice for such Currency Warrant in good order in the form of Exhibit C-1 to the Currency Warrant Agreement, (which shall include certification that the exercising Owner is not a Currency Country Resident,) at or prior to (1:30 P.M.), New York City time; and if the Currency Warrant Agent shall receive such delivery of such Exercise Notice after (1:30 P.M.), New York City time, on such date, the Valuation Date shall be the next Currency Country Business Day following the New York Business Day following the New York Business Day on which the Currency Warrant Agent received such Currency Warrant and such Exercise
Notice. Any delivery of a Currency Warrant (, the Exercise Price) or Exercise Notice received after (1:30 P.M.), New York City time, the Expiration Date shall be void and of no effect and shall be deemed not to have been delivered, and the Currency Warrants with respect to which such late delivery or Exercise Notice relates shall be exercised in accordance with the third succeeding paragraph hereof. A Depositary Participant may specify in its irrevocable Exercise Notice that such Exercise Notice is conditional (the "Conditional Exercise Notice"), then such Conditional Exercise Notice shall be void and of no effect (and shall be disregarded for all purposes of the Currency Warrant

- --------------------

     <F8> In the case of Currency Put Warrants.

     <F9> In the case of Currency Call Warrants.
                                    A-1-3

Agreement)  if the  Reference  Rate  (as defined  in  Section  2.2(a) of  the
Currency Warrant Agreement) on the Valuation Date is more than (       )
                                                                -------
(above)<F10> (below)<F11> the Spot Rate currency on the date upon which the Conditional Exercise Notice is received (or deemed to have been received) and not rejected by the Currency Warrant Agent (or if such date is not a Currency Country Business Day, on the immediately preceding Currency Country Business
Day)).

          If the Exercise Notice is not rejected as provided in the Currency Warrant Agreement, the Currency Warrant Agent will determine the Cash Settlement Value of the exercised Currency Warrants as provided in the Currency Warrant Agreement. Provided that the Company has made adequate funds available to the Currency Warrant Agent in a timely manner, the Currency Warrant Agent will make payment in the form of a check (or bank wire
transfer if the payment is greater than $         ) available to the
                                         ---------
appropriate Depositary Participant, which shall be responsible for crediting the Cash Settlement Value of Currency Warrants to appropriate Owners, on the fifth Business Day following the Valuation Date (or, if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date) (the "Settlement Date"), all as provided in the Currency Warrant Agreement, such payment to be in the amount of the Cash Settlement Value in respect of Currency Warrants exercised by such Depositary Participant.

          The Currency Warrant Agent will promptly cause its records to be marked to reduce the number of Currency Warrants represented by this Currency Warrant Certificate by the number of Currency Warrants (i) for which it has received an Exercise Notice in proper form, (ii) that were delivered to the Currency Warrant Account, and (iii) for which payment has been made.

          All Currency Warrants with respect to which either (i) there has been no Proper Delivery (, payment in good form of the Exercise Price has not been received by the Currency Warrant Agent) or no valid Exercise Notice has been received by the Currency Warrant Agent at or prior to (1:30 P.M.), New York City time, on the Expiration Date for such Currency Warrants, (ii) the Exercise Date which has been postponed pursuant to Section 2.2(e) of the Currency Warrant Agreement to a date on or after the New York Business Day preceding the Expiration Date or (iii) there has been no proper exercise on the New York Business Day on which the Currency Warrants are permanently delisted or suspended from the (name of U.S. national securities exchange) and, at or prior to such delisting or suspension, the Currency Warrants have not

- --------------------

     <F10>     In case of Currency Put Warrants.

     <F11>     In case of Currency Call Warrants.
                                    A-1-4
been listed on another U.S. national securities exchange or quoted through a Self-Regulatory Organization (the "Unexercised Currency Warrants"), will be deemed automatically exercised on such Expiration Date without any requirement of notice of exercise or delivery of the Currency Warrant Certificate to the Currency Warrant Agent. The Valuation Date for such Currency Warrants shall be the first Currency Country Business Day following such Expiration Date.

          By 5:00 P.M., New York City time, on the Expiration Date, the Currency Warrant Agent shall advise the Company of the number of Unexercised Currency Warrants outstanding after (1:30 P.M.), New York City time, on such day. On the Valuation Date for such Unexercised Currency Warrants (or if such Valuation Date is not a New York Business Day, then the next succeeding New York Business Day), the Currency Warrant Agent shall (i) determine the Cash Settlement Value (in the manner provided in Section 2.2(f) of the Currency Warrant Agreement) of the Currency Warrants to be automatically exercised, (ii) advise the Company by 5:00 P.M. New York City time, on such Valuation Date of the Cash Settlement Value with respect to such Currency Warrants and (iii) advise the Company of such other matters relating to the automatically exercised Currency Warrants as the Company shall reasonably request. (Following the Expiration Date, the Depositary shall deliver to the Currency Warrant Agent one or more certificates in the form of Exhibit D-1 to the Currency Warrant Agreement executed by the relevant Depositary Participants setting forth the total number of automatically exercised Currency Warrants with respect to which such Depositary Participants have received certification that the beneficial owners thereof are not Currency Country Residents.)

          Provided that the Company has made adequate funds available to the Currency Warrant Agent in a timely manner which shall, in no event, be later than (1:30 P.M.), New York City time, on the fifth New York Business Day following the Valuation Date for such automatically exercised Currency Warrants (or, if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date), the Currency Warrant Agent will make its check (or bank wire transfer if the payment is greater
than    $         ) available to the Depositary, after (1:30 P.M.), New York
         ---------
City time, but prior to the close of business, on such fifth New York Business Day following the Valuation Date for such Currency Warrants (or, if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date), such check to be in the amount of the ((i)) aggregate Cash Settlement Value ((ii) minus the Exercise Price) in respect of Currency Warrants that have been automatically exercised, transferred to the Currency Warrant Account (and for which the Currency Warrant Agent has not received certification that the Owners thereof are not Currency Country Residents); provided, however, that the
                             --------  -------
                                    A-1-5

Currency Warrant Agent shall withhold payment of the ((i)) Cash Settlement Value ((ii) minus the Exercise Price) with respect to any Currency Warrants which have not been transferred to the Currency Warrant Account and for which the Currency Warrant Agent has not received a certificate in the form of Exhibit D-1 to the Currency Warrant Agreement from the appropriate Depositary Participant until the Currency Warrant Agent has received such Currency Warrants and certificate with respect to such Currency Warrants. If pursuant to the immediately preceding sentence the Currency Warrant Agent has not withheld payment with respect to any Currency Warrants, the Currency Warrant Agent shall promptly cancel the Currency Warrant Certificate representing the Currency Warrants automatically exercised as described above and deliver it to the Issuer. If the Currency Warrant Agent has withheld payment of the ((i)) Cash Settlement Value ((ii) minus the Exercise Price) with respect to any Currency Warrants, the Currency Warrant Agent shall act as a successor Depositary and shall cancel the Currency Warrant Certificate and deliver it to the Company only upon receipt of certificates in the form of Exhibit D-1 attached to the Currency Warrant Agreement from the appropriate Depositary Participants with respect to all of the Currency Warrants then evidenced by the Currency Warrant Certificate and payment of the total ((i)) Cash Settlement Value ((ii) minus the Exercise Price) withheld. The Currency Warrant Agent's sole responsibility as successor Depositary with respect to the Unexercised Currency Warrants shall be to pay the ((i)) Cash Settlement Value ((ii) minus the Exercise Price) of such Currency Warrants upon receipt of ((i)) the related Currency Warrants and (ii) certificates in the form of Exhibit D-1 to the Currency Warrant Agreement from the appropriate Depositary Participants.

          The Company, the Currency Warrant Agent and any agent of the Company or the Currency Warrant Agent may deem and treat the registered holder hereof as the absolute Owner of the Currency Warrants represented hereby (notwithstanding any notation of ownership or other writing hereon) for any purpose and as the person entitled to exercise the rights represented by the Currency Warrants evidenced hereby, and neither the Company nor the Currency Warrant Agent nor any agent of the Company or the Currency Warrant Agent shall be affected by any notice to the contrary, subject to certain provisions of the Currency Warrant Agreement, except that the Company and the Currency Warrant Agent shall be entitled to rely on and act pursuant to instructions of Depositary Participants as contemplated herein and in the Currency Warrant Agreement.

          Subject to the terms of the Currency Warrant Agreement, upon due presentment for registration of transfer of this Currency Warrant Certificate (at the principal corporate trust office of the Currency Warrant Agent) in (New York City), the Company shall execute and the Currency Warrant Agent shall
                                    A-1-6
countersign and deliver in the name of the designated transferee a new Currency Warrant Certificate of like tenor and representing a like number of unexercised Currency Warrants as evidenced by this Currency Warrant
Certificate at the time of such registration of transfer which shall be issued to the designated transferee in exchange for this Currency Warrant Certificate, subject to the limitations provided in the Currency Warrant Agreement, without charge.

          This  Currency   Warrant  Certificate  and  the   Currency  Warrant
Agreement  are subject  to  amendment  as provided  in  the Currency  Warrant
Agreement.

          The validity, interpretation and performance of this Currency Warrant Certificate and its terms and provisions shall be governed by and construed in accordance with the laws of the State of New York.

          This Currency Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Currency Warrant Agent.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated as of (           , 19  )
             -----------    --


                              THE CHASE MANHATTAN CORPORATION


                              By:
                                  ----------------------------------------
                                   (title)


(SEAL)
                              Attest:
                                     -------------------------------------
                                      (title)

Countersigned on the date
above written:




(Name of Currency Warrant Agent),
 as Currency Warrant Agent


By:
   --------------------------------
    (title)
                                    A-1-7

                                                                  EXHIBIT A-2
                                                                -----------


              (NO PAYMENT WILL BE MADE UPON THE EXERCISE OF THIS
                WARRANT UNLESS THE CURRENCY WARRANT AGENT HAS
                 RECEIVED THE CERTIFICATION DESCRIBED IN THE
                         CURRENCY WARRANT AGREEMENT)

                   EXERCISABLE ONLY IF COUNTERSIGNED BY THE
                  CURRENCY WARRANT AGENT AS PROVIDED HEREIN



No.                                     CUSIP No. (             )
                                                   -------------


                         CURRENCY WARRANT CERTIFICATE
                                 representing
           (up to             )  (insert name of Currency) Currency
                 ------------
                             (Put/Call) Warrants
                       Expiring (          , 19  )
                                  ----------    --
                       THE CHASE MANHATTAN CORPORATION


          This certifies that (the bearer) (                   or registered
                                            ------------------
assigns) (the "Holder") is the registered Holder of (insert name of Currency) Currency (Put/Call) Warrants (the "Currency Warrants") or such lesser amount as is indicated in the records of (name of Currency Warrant Agent), as Currency Warrant Agent. Each Currency Warrant entitles the Holder, subject to the provisions contained herein and in the Currency Warrant Agreement referred to below, to receive in (U.S. dollars) (other currency) from The Chase Manhattan Corporation (the "Company") the Cash Settlement Value (as defined herein). In no event shall the Holder hereof be entitled to any interest on any Cash Settlement Value.

          Subject to the terms of the Currency Warrant Agreement and the limitations described herein, the Currency Warrants may be irrevocably exercised (on any New York Business Day from their date of issuance until (1:30 P.M.), New York City time,) on (i) (the date upon which the right to exercise the Currency Warrants expires or, if such date is not a New York Business Day (as defined in the Currency Warrant Agreement), on the next
succeeding New York Business Day) (         , 199 ) (the "Expiration Date")
                                   ------ --     -
or (ii) the date of automatic exercise or cancellation as further described below and as provided in the Currency Warrant Agreement. Except in the case of exercise on the Expiration Date, automatic exercise or cancellation as
described below, not fewer than (       ) (or more than) Currency Warrants
                                 -------
may be  exercised  by  or on  behalf  of  any  one Holder  on  any  one  day.
References herein to "U.S. dollars" or "U.S.$" are to the currency of the United States of America. References to
                                    A-2-1

"(name of currency)" or "(           )" are to the currency of the (name of
                          -----------
Currency country). As used herein, the term "New York Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which the (New York Stock Exchange) (American Stock Exchange) or (relevant futures and options exchanges on which the underlying securities trade) is not open for securities trading or banking institutions generally in The City of New York are authorized or required by law or executive order to close; (and) "Currency Country Business Day" means any day other than (i) a Saturday, Sunday, legal holiday or other day on which banking institutions generally in (name of Currency country) are authorized or required by law or executive order to close or (ii) a day on which the (names of relevant stock exchanges) (is/are) not open for business (, and "Currency Country Resident" means a resident of, or any corporation or other entity organized under the laws of (name of Currency country), its territories, its possessions or other areas subject to its jurisdiction).

          This Currency Warrant Certificate is issued under and in accordance
with the Currency Warrant Agreement, dated as of     (             , 19   )
                                                      -------------     --
(the "Currency Warrant Agreement"), between the Company and the Currency Warrant Agent, and is subject to the terms and provisions contained in the Currency Warrant Agreement, to all of which terms and provisions the registered Holder of this Currency Warrant Certificate consents by acceptance hereof. Copies of the Currency Warrant Agreement are on file at the principal corporate trust office of the Currency Warrant Agent in New York City.

          Capitalized terms included herein but not defined herein have the meanings assigned thereto in the Currency Warrant Agreement.

          The Cash Settlement Value of an exercised Currency Warrant (whether exercised automatically or by notice) shall mean:

          The "Cash Settlement Value" of an Exercised Currency Warrant is an amount stated in (U.S. dollars) (other currency) which is the greater of (i) zero and (ii) the amount computed by subtracting (from (a constant, e.g.,
                                                                    ---
50))<F12> ((a constant, e.g., 50) from)<F13> an amount equal to (such a
                        ---
constant) multiplied by a fraction, the numerator of which is (insert a pre-established amount of Base Currency per ((U.S. dollar) (other currency)) (the "Strike Price") and the denominator of which is the Spot Rate on the Designated Exercise Date. The "Spot Rate" on such Designated

- --------------------

     <F12>     In the case of Currency Put Warrants.

     <F13>     In the case of Currency Call Warrants.
                                    A-2-2

Exercise Date shall mean the offered spot  rate of (insert Base Currency) per
(U.S. dollar) (other currency) as quoted by (                  ) (the "Spot
                                             ------------------
Rate Reference Bank") at 10:00 A.M., New York City time, on such date or, if such bank is not quoting such rate at such time, the rate quoted by such other leading bank in the foreign exchange markets as may be selected by the Company in good faith and notified to the Currency Warrant Agent. The offered spot rate of any applicable currency shall be calculated to four (4) decimal places.)

          Except in the case of automatic exercise on the Expiration Date or cancellation, suspension or delay as further provided below and in the Currency Warrant Agreement, the "Valuation Date" for a Currency Warrant shall be the Currency Country Business Day next succeeding the New York Business Day on which the Currency Warrant Agent has received (i) delivery of such Currency Warrant by delivery of this Currency Warrant Certificate ("Proper Delivery") (, accompanied by payment in good form of the Exercise Price) and
(ii) an Exercise Notice for such Currency Warrant in good order in the form of Exhibit C-2 to the Currency Warrant Agreement, (which shall include certification that the Holder of this Currency Warrant Certificate is not a Currency Country Resident,) at or prior to (1:30 P.M.), New York City time; and if the Currency Warrant Agent shall receive such delivery of such Exercise Notice after (1:30 P.M.), New York City time, on such date, the Valuation Date shall be the next Currency Country Business Day following the New York Business Day following the New York Business Day on which the Currency Warrant Agent received such Currency Warrant and such Exercise Notice. Any delivery of a Currency Warrant (, the Exercise Price) or
Exercise Notice received after (1:30 P.M.), New York City time, the Expiration Date shall be void and of no effect and shall be deemed not to have been delivered, and the Currency Warrants with respect to which such late delivery or Exercise Notice relates shall be exercised in accordance with the third succeeding paragraph hereof. The Holder of this Currency Warrant Certificate may specify in its irrevocable Exercise Notice that such Exercise Notice is conditional (the "Conditional Exercise Notice"), then such Conditional Exercise Notice shall be void and of no effect (and shall be disregarded for all purposes of the Currency Warrant Agreement) if the Reference Rate (as defined in Section 2.2(a) of the Currency Warrant
Agreement) on the Valuation Date is more than (       ) (above)<F14>
                                               -------
(below)<F15> the Spot Rate currency on the date upon which the Conditional Exercise Notice is received (or deemed to have been received) and not rejected by the Currency Warrant Agent (or if such date is

- --------------------

     <F14>     In case of Currency Put Warrants.

     <F15>     In case of Currency Call Warrants.
                                    A-2-3
not a Currency Country Business Day, on the immediately preceding Currency Country Business Day)).

          If the Exercise Notice is not rejected as provided in the Currency Warrant Agreement, the Currency Warrant Agent will determine the Cash Settlement Value of the exercised Currency Warrants as provided in the Currency Warrant Agreement. Provided that the Company has made adequate funds available to the Currency Warrant Agent in a timely manner, the Currency Warrant Agent will make payment in the form of a check (or bank wire
transfer if the payment is greater than $         ) available to the Holder
                                         ---------
of this Currency Warrant Certificate, on the fifth Business Day following the Valuation Date (or, if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date) (the "Settlement Date"), all as provided in the Currency Warrant Agreement, such payment to be in the amount of the Cash Settlement Value in respect of Currency Warrants exercised by such Holder.

          The Currency Warrant Agent will promptly cause its records to be marked to reduce the number of Currency Warrants represented by this Currency Warrant Certificate by the number of Currency Warrants (i) for which it has received an Exercise Notice in proper form, (ii) that were delivered to the Currency Warrant Agent, and (iii) for which payment has been made.

          All Currency Warrants with respect to which either (i) there has been no Proper Delivery (, payment in good form of the Exercise Price has not been received by the Currency Warrant Agent) or no valid Exercise Notice has been received by the Currency Warrant Agent at or prior to (1:30 P.M.), New York City time, on the Expiration Date for such Currency Warrants, (ii) the Exercise Date which has been postponed pursuant to Section 2.2(e) of the Currency Warrant Agreement to a date on or after the New York Business Day preceding the Expiration Date or (iii) there has been no proper exercise on the New York Business Day on which the Currency Warrants are permanently delisted or suspended from the (name of U.S. national securities exchange) and, at or prior to such delisting or suspension, the Currency Warrants have not been listed on another U.S. national securities exchange or quoted through a Self-Regulatory Organization (the "Unexercised Currency Warrants"), will be deemed automatically exercised on such Expiration Date without any requirement of notice of exercise or delivery of this Currency Warrant Certificate to the Currency Warrant Agent. The Valuation Date for such Currency Warrants shall be the first Currency Country Business Day following such Expiration Date.

          By 5:00 P.M., New York City time, on the Expiration Date, the Currency Warrant Agent shall advise the Company of the number of Unexercised Currency Warrants outstanding after (1:30 P.M.), New York City time, on such day. On the Valuation Date
                                    A-2-4
for such Unexercised Currency Warrants (or if such Valuation Date is not a New York Business Day, then the next succeeding New York Business Day), the Currency Warrant Agent shall (i) determine the Cash Settlement Value (in the manner provided in Section 2.2(f) of the Currency Warrant Agreement) of the Currency Warrants to be automatically exercised, (ii) advise the Company by 5:00 P.M. New York City time, on such Valuation Date of the Cash Settlement Value with respect to such Currency Warrants and (iii) advise the Company of such other matters relating to the automatically exercised Currency Warrants as the Company shall reasonably request. (Following the Expiration Date, the Holder of this Currency Warrant Certificate shall deliver to the Currency Warrant Agent one or more certificates in the form of Exhibit D-2 to the Currency Warrant Agreement setting forth the total number of automatically exercised Currency Warrants with respect to which such Holder certifies that it is not a Currency Country Resident.)

          Provided that the Company has made adequate funds available to the Currency Warrant Agent in a timely manner which shall, in no event, be later than (1:30 P.M.), New York City time, on the fifth New York Business Day following the Valuation Date for such automatically exercised Currency Warrants (or, if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date), the Currency Warrant Agent will make its check (or bank wire transfer if the payment is greater
than $         ) available to the Holder, after (1:30 P.M.), New York City
      ---------
time, but prior to the close of business, on such fifth New York Business Day following the Valuation Date for such Currency Warrants (or, if such Valuation Date is not a New York Business Day, on the sixth New York Business Day after such Valuation Date), such check to be in the amount of the ((i)) aggregate Cash Settlement Value ((ii) minus the Exercise Price) in respect of Currency Warrants that have been automatically exercised, delivered to the Currency Warrant Agent (and with respect to which the Currency Warrant Agent has received certification that such Holder is not a Currency Country Resident); provided, however, that the Currency Warrant Agent shall withhold
           --------  -------
payment of the ((i)) Cash Settlement Value ((ii) minus the Exercise Price) with respect to any Currency Warrant Certificate which has not been received by the Currency Warrant Agent and for which the Currency Warrant Agent has not received a certificate in the form of Exhibit D-2 to the Currency Warrant Agreement from the Holder of this Currency Warrant Certificate until the Currency Warrant Agent has received such Currency Warrant Certificate and certificate with respect to such Currency Warrants. If pursuant to the immediately preceding sentence the Currency Warrant Agent has not withheld payment with respect to any Currency Warrants, the Currency Warrant Agent shall promptly cancel the Currency Warrant Certificate representing the Currency Warrants automatically exercised as described above and deliver it to the Issuer. If the Currency Warrant Agent has withheld
                                    A-2-5
payment of the ((i)) Cash Settlement Value ((ii) minus the Exercise Price) with respect to any Currency Warrants, the Currency Warrant Agent shall cancel this Currency Warrant Certificate and deliver it to the Company only upon receipt of a certificate in the form of Exhibit D-2 attached to the
Currency Warrant Agreement from the Holder of this Currency Warrant Certificate with respect to all of the Currency Warrants then evidenced by this Currency Warrant Certificate and payment of the total ((i)) Cash Settlement Value ((ii) minus the Exercise Price) withheld. The Currency Warrant Agent's sole responsibility with respect to the Unexercised Currency Warrants shall be to pay the ((i)) Cash Settlement Value ((ii) minus the Exercise Price) of such Currency Warrants upon receipt of (i) the related Currency Warrants and (ii) a certificate in the form of Exhibit D-2 to the Currency Warrant Agreement from the Holder of this Currency Warrant Certificate.

          The Company, the Currency Warrant Agent and any agent of the Company or the Currency Warrant Agent may deem and treat the registered Holder hereof as the absolute owner of the Currency Warrants represented hereby (notwithstanding any notation of ownership or other writing hereon) for any purpose and as the person entitled to exercise the rights represented by the Currency Warrants evidenced hereby, and neither the Company nor the Currency Warrant Agent nor any agent of the Company or the Currency Warrant Agent shall be affected by any notice to the contrary, subject to certain provisions of the Currency Warrant Agreement.

          Subject to the terms of the Currency Warrant Agreement, upon due presentment for registration of transfer of this Currency Warrant Certificate at (the principal corporate trust office of the Currency Warrant Agent) in (New York City), the Company shall execute and the Currency Warrant Agent shall countersign and deliver in the name of the designated transferee a new Currency Warrant Certificate of like tenor and representing a like number of unexercised Currency Warrants as evidenced by this Currency Warrant
Certificate at the time of such registration of transfer which shall be issued to the designated transferee in exchange for this Currency Warrant Certificate, subject to the limitations provided in the Currency Warrant Agreement, without charge.

          This  Currency  Warrant   Certificate  and  the  Currency   Warrant
Agreement  are subject  to  amendment  as provided  in  the Currency  Warrant
Agreement.

          The validity, interpretation and performance of this Currency Warrant Certificate and its terms and provisions shall be governed by and construed in accordance with the laws of the State of New York.


                                    A-2-6

          This Currency Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Currency Warrant Agent.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated as of (           , 19  )
             -----------    --


                              THE CHASE MANHATTAN CORPORATION


                              By:
                                  ----------------------------------------
                                   (title)


(SEAL)
                              Attest:
                                     -------------------------------------
                                      (title)

Countersigned on the date
above written:

(Name of Currency Warrant Agent),
 as Currency Warrant Agent


By:
   --------------------------------
    (title)
                                    A-2-7

                                                                    EXHIBIT B
                                                                  ---------


               Form of Transfer of Currency Warrant Certificate
              ------------------------------------------------



(                        ), as Currency Warrant Agent
 ------------------------


Corporate Trust Department
(address)
(Telex:                  )
       ------------------
(Facsimile:              )
           --------------


          (                   ), the registered holder of the Currency
           -------------------
Warrant  Certificate   representing  all  unexercised  The   Chase  Manhattan
Corporation (name of Currency) (Put/Call) Warrants Expiring (         , 19
                                                             ---------
 ), hereby requests the transfer of such Currency Warrant Certificate to __.


Dated:                             (NAME OF REGISTERED HOLDER)
        ------------


                                   By:
                                       --------------------------

GUARANTY OF SIGNATURE
   (NAME OF GUARANTOR)


By:
    ---------------------
    Name:
    Title:

                                                                  EXHIBIT C-1
                                                                -----------


             Form of Exercise Notice from Depositary Participant
            ---------------------------------------------------


                    , as Currency Warrant Agent
- --------------------

Attention:
            ---------------------------------

(Facsimile:                                  )
             --------------------------------
(Telephone:                                  )
             --------------------------------
(Telex:                                      )
         ------------------------------------


          Re:  Exercise of The Chase Manhattan Corporation
               (name of Currency) (Put/Call) Warrants
               Expiring            , 19 ("Currency Warrants")
               --------------------------------------------------


          1.  We refer to the Currency Warrant Agreement dated as of (
                                                                      -----
         , 19  ) (the "Currency Warrant Agreement") between The Chase
- ---------    --
Manhattan Corporation  (the  "Company") and  (_____________)  (the  "Currency
Warrant Agent").   On behalf of certain  clients, each of whom  is exercising
(no fewer than) (         ) Currency Warrants (or more than (     ) Currency
                 ---------                                   -----
Warrants) and  whose  Currency Warrants  are  held  in our  name,  we  hereby
irrevocably exercise (         ) Currency Warrants (the "Tendered Warrants").
                      ---------

          2. This Exercise Notice (is) (is not) a Conditional Exercise Notice. We hereby acknowledge that a Conditional Exercise Notice will be void and of no effect (and shall be disregarded for all purposes under the Currency Warrant Agreement) if the Spot Rate on the Valuation Date is more
than  (              ) (above)1  (below)2 the closing  value of  the (name of
Currency) on the date this Exercise Notice is received by you (or deemed to have been received by you) and not rejected (or if such date is not a Currency Country Business Day, on the immediately preceding Currency Country Business Day).
          3. We have instructed the Depositary to deliver the Exercised Warrants (and the Exercise Price) free through the Depositary to the Currency
Warrant Account.  (Account No. (                  )).
                                ------------------
- ----------------
1. In case of Currency Put Warrants.

2. In case of Currency Call Warrants.

                                    C-1-1

          4. We hereby acknowledge that this Exercise Notice (, the Exercise Price) and the Tendered Warrants must be received by you by (1:30 P.M.), New York City time, on the date hereof in order for the Valuation Date of the Tendered Warrants to be the next succeeding Currency Country Business Day and that if this Exercise Notice (, the Exercise Price) or the Tendered Warrants are received by you after (1:30 P.M.), New York City time, but prior to the close of business on such date, the Valuation Date of the Tendered Warrants shall be the next Currency Country Business Day following the New York Business Day on which such Exercise Notice is received. (We further acknowledge that if this Conditional Exercise Notice (, the Exercise Price) or the Tendered Warrants are received by you after (1:30 P.M.), New York City time, but prior to the close of business on the date hereof, that for purposes of making the determinations required by such Conditional Exercise Notice, the Currency Warrants will be deemed to be exercised on the next succeeding New York Business Day following the date hereof.)<F3>

          5. We hereby certify that we are a participant of (The Depository Trust Company) (the "Depositary") with the present right to use and receive its services.

          6. We hereby acknowledge that if you determine that this Exercise Notice has not been fully completed, or is not in proper form, or you are unable to verify that we are a participant of the Depositary as provided above, this Exercise Notice will be void and of no effect and will be deemed not to have been delivered.
- ----------------
<F3> In case of Conditional Exercise Notice.


                                    C-1-2

          (7. We hereby certify that none of the clients on whose behalf we are exercising the above referenced Currency Warrants are Currency Country Residents.)

          Capitalized terms used herein and not defined have the meanings assigned thereto in the Currency Warrant Agreement.

Dated:                 , 19
        ------------ --    ---

                                   (NAME OF DEPOSITARY
                                        PARTICIPANT)
                                        (Participant Number)


                                   By
                                     ----------------------------
                                      Authorized Signature

                                   (Address)
                                   Telephone:
                                               ------------------
                                   Facsimile:
                                               ------------------
                                    C-1-3

                                                                  EXHIBIT C-2
                                                                  -----------


                      Form of Exercise Notice from Owner
                      ----------------------------------


                    , as Currency Warrant Agent
- --------------------
(Address)
Attention:
            ---------------------------------


(Facsimile:                                  )
             --------------------------------
(Telephone:                                  )
             --------------------------------
(Telex:                                      )
         ------------------------------------


          Re:  Exercise of The Chase Manhattan Corporation
               (name of Currency) (Put/Call)
               Warrants Expiring             ,  19  (" Currency Warrants")
               ----------------------------------------------------------


          1.  We refer to the Currency Warrant Agreement dated as of (
                                                                      -----
              , 19  ) (the "Currency Warrant Agreement") between The Chase
- --------------    --
Manhattan Corporation (the "Company") and (                         ) (the
                                           -------------------------
"Currency Warrant Agent").  We hereby irrevocably exercise (no fewer than) (
            ) Currency Warrants (or more than (               ) Currency
 ---------------                                   ---------------
Warrants) (the "Tendered Warrants") and deliver to you herewith a Definitive Certificate or Certificates, registered in the name of the undersigned, representing a number of Currency Warrants at least equal to the Number of Exercised Warrants (, accompanied by payment in full of the Exercise Price ((, in U.S. Dollars) (other currency) (in cash or certified or official bank check in New York Clearing House funds) (by wire transfer in immediately available funds) payable to the account of the Company).

          2.   This  Exercise Notice  (is)  (is not)  a Conditional  Exercise
Notice.   We  hereby acknowledge that  a Conditional Exercise  Notice will be void and of no effect (and shall be disregarded for all purposes under the Currency Warrant Agreement) if the closing value of the (name of Currency) on
the Valuation Date is more than (         ) (above)<F1> (below)<F2> the closing
                                 ---------
value of the (name of Currency) on the date of this Exercise Notice was received (or deemed to have been received)

- -----------------
<F1> In case of Currency Put Warrants.

<F2> In case of Currency Call Warrants.
                                    C-2-1
and not rejected (or if such date is not a Currency Country Business Day, on the immediately preceding Currency Country Business Day).

          3. We hereby acknowledge that this Exercise Notice (, the Exercise Price) and the related Definitive Certificates must be received by you by (1:30 P.M.), New York City time, on the date hereof in order for the Valuation Date of the Tendered Warrants to be the next succeeding Currency Country Business Day and that if this Exercise Notice (, the Exercise Price) or such Definitive Certificates is received by you after (1:30 P.M.), New York City time, the Valuation Date of the Tendered Warrants shall be the next Currency Country Business Day following the New York Business Day following the New York Business Day on which this Exercise Notice (, the Exercise Price) and such Definitive Certificates are received. (We further acknowledge that if this Conditional Exercise Notice (, the Exercise Price) or the Definitive Certificates are received by you after (1:30 P.M.), New York City time, but prior to the close of business on the date hereof, that for purposes of making the determinations required by such Conditional Exercise Notice, the Currency Warrants will be deemed to be exercised on the next succeeding New York Business Day following the date hereof.)<F3>

          (4. We hereby certify that none of the undersigned Owners who are exercising the above referenced Currency Warrants is a Currency Country Resident.)

          Capitalized terms used herein and not defined have the meanings assigned thereto in the Currency Warrant Agreement.

Dated:                 , 199
        ------------ --     --

                                   (NAME OF OWNER)


                                   By
                                     ----------------------------
                                      Authorized Signature

                                   (Address)
                                   Telephone:
                                               ------------------
                                   Facsimile:
                                               ------------------

- --------------------
<F3> In case of Conditional Exercise Notice.
                                    C-2-2

                                                                  EXHIBIT C-3
                                                                -----------


                             Notice of Rejection
                            -------------------

                          (Choose paragraph A or B)


          (A) You are hereby notified that (the Exercise Notice delivered by you was determined by us not to have been (duly completed) (in proper form)) (the Definitive Certificate delivered by you was determined by us not to have been in proper form) (the Exercise Price delivered by you with the Exercise Notice was determined by us not to have been in proper form) (we were not able to verify that you are a participant of (The Depository Trust Company) in the manner, and pursuant to the procedures), as set forth in the Currency
Warrant Agreement, dated as of (               ,  19  ), between The
                                ---------------     --
Chase Manhattan Corporation and (                    ), as Currency Warrant
                                 --------------------

Agent.    Accordingly,  we  have  rejected  your  Exercise  Notice  as  being unsatisfactory as to form.

          (B) You are hereby notified that we have rejected your Conditional Exercise Notice, because (the closing value of the Currency on the Valuation
Date was (          ), and the closing value of the Currency on the date upon
          ----------
which we received (or were deemed to have received) such Exercise Notice was
(                    )).
 --------------------

Dated:  (                     , 199  )
         ---------------------     --


                                                       , as
                              -------------------------
                              Currency Warrant Agent


                              By:
                                  -------------------------------
                                        Authorized Agent
                                    C-3-1

                                                                  EXHIBIT C-4
                                                                  -----------


                           Confirmation of Exercise
                           ------------------------


          We hereby confirm receipt of your Currency Warrants and your Exercise Notice (and Exercise Price) with respect to such Currency Warrants (the "Exercised Warrants"), which Exercise Notice (and Exercise Price) we have found to be duly completed and in good order, (and we have verified, in the manner provided in the Currency Warrant Agreement, that you are a Depositary Participant.)<F1> The Valuation Date of the Exercised Warrant is
(               ).
 ---------------

          We hereby confirm  that the Exercised Warrants  have been exercised
at the (Currency Value of (          )) and that the aggregate Cash
                           ----------
Settlement Value of (               ) ((payment currency) (          ) per
                     ---------------                       ----------
Currency Warrant) will be made available to you in the form of a check, five New York Business Days after the Valuation Date (or six New York Business Days in the case that the Valuation Date for the exercised Currency Warrants was not a New York Business Day) in accordance with the terms of the Currency Warrant Agreement.

          Capitalized terms included herein but not defined have the meanings assigned thereto in the Currency Warrant Agreement dated as of (
                                                                -----------
   , 19  ) between The Chase Manhattan Corporation and (          ), as
- ---    --                                               ----------
Currency Warrant Agent.

Dated:  (                     , 199  )
         ---------------------     --


                                                       , as
                              -------------------------
                              Currency Warrant Agent


                              By:
                                  -------------------------------
                                        Authorized Agent

- ------------------
<F1> Not necessary with respect to Currency Warrants represented by Definitive Certificates.
                                    C-4-1

                                                                  EXHIBIT C-5
                                                                  -----------


                           Confirmation of Exercise
                           ------------------------
                        for Delayed Exercise Warrants
                        -----------------------------


          We hereby confirm receipt of your Currency Warrants and your Exercise Notice (and Exercise Price) with respect to such Currency Warrants (the "Tendered Warrants"), which Exercise Notice (and Exercise Price) we have found to be duly completed and in good order, (and we have verified, in the manner provided in the Currency Warrant Agreement, that you are a Depositary Participant.)<F1> The Valuation Date of the Exercised Warrant is
(               ).
 ---------------

          (The Company has  elected to limit the number  of Currency Warrants
that may have an Exercise Date on  (                , 19  ) to (           ).
Of the Tendered Warrants, (           ) Currency Warrants have been  selected
to be  Currency Warrants that will have an Exercise Date on
(               , 19  ) (such Currency Warrants, the "Exercised Warrants").
 ---------------    --
The remaining (          ) Tendered Warrants are deemed to be Delayed
               ----------
Exercise Warrants.)  All of the Tendered Warrants will have an Exercise Date

on (               , 19  ) and are hereinafter referred to as "Exercised
    ---------------    --
Warrants".)

          We hereby confirm  that the Exercised Warrants have  been exercised
at the Currency Value of (          ) and that the aggregate Cash Settlement
                          ----------
Value of (                ) ((               ) per Currency Warrant) will
          ----------------     --------------
be made available to you in the form of a check, five New York Business Days after the Valuation Date (or six New York Business Days in the case that the Valuation Date for the exercised Currency Warrants was not a New York Business Day) in accordance with the terms of the Currency Warrant Agreement.

- ------------------
<F1> Not necessary with respect to Currency Warrants represented by Definitive Certificates.


                                    C-5-1

          Capitalized terms included herein but not defined have the meanings assigned thereto in the Currency Warrant Agreement dated as of (
                                                                -----------
   , 19  ) between The Chase Manhattan Corporation and (               ), as
- ---    --                                               ---------------
Currency Warrant Agent.

Dated:  (                     , 199  )
         ---------------------     --


                                                       , as
                              -------------------------
                              Currency Warrant Agent


                              By:
                                  -------------------------------
                                        Authorized Agent
                                    C-5-2

                                                                  EXHIBIT D-1
                                                                  -----------


                  Form of Depositary Participant Certificate
                  ------------------------------------------


(                             ),
 -----------------------------
 as Currency Warrant Agent
(Department)
(Address)
Attention:___________________

Facsimile:___________________

Telephone:___________________

Telex: _______________________


          Re: Automatic Exercise of The Chase Manhattan Corporation (Name of Currency)
               (Put/Call) Warrants Expiring
                              , 19    (the "Currency Warrants")
               ------------------------------------------------


          We refer to the Currency Warrant Agreement dated as of (
                                                                  ---------
     , 19  ) (the "Currency Warrant Agreement") between The Chase Manhattan
- -----    --
Corporation (the  "Company")  and  (_______________________)  (the  "Currency
Warra                                                                      nt
Agent").  We hereby certify that we own on behalf of our clients (       )
                                                                  -------
Currency Warrants which have been automatically exercised pursuant to the Currency Warrant Agreement. (We hereby further certify that none of such Currency Warrants are beneficially owned by Owners who are Currency Country Residents (as defined in the Currency Warrant Agreement).)

Dated:  (                   , 199  )
         ---------------- --     --


                              (NAME OF DEPOSITARY PARTICIPANT)


                              By
                                ---------------------------------
                                      Authorized Agent

                              (Address)
                              Telephone:
                                          -----------------------
                              Facsimile:
                                          -----------------------
                                    D-1-1

                                                                  EXHIBIT D-2
                                                                -----------



                          Form of Owner Certificate
                         -------------------------


(                             ),
 -----------------------------
 as Currency Warrant Agent
(Department)
(Address)
Attention:
            ------------------
Facsimile:
            ------------------
Telephone:
            ------------------
Telex:
        ----------------------


          Re: Automatic Exercise of The Chase Manhattan Corporation (Name of Currency)
               (Put/Call) Warrants Expiring
                              , 19    (the "Currency Warrants")
               ------------------------------------------------


          We refer to the Currency Warrant Agreement dated as of (
                                                                  ---------
     , 19  ) (the "Currency Warrant Agreement") between The Chase Manhattan
- -----    --
Corporation (the "Company") and  (___________________) (the "Currency Warrant
Agent").  We hereby certify that we own (       ) Currency Warrants which
                                         -------
have been automatically exercised pursuant to the Currency Warrant Agreement and which we have delivered to you. (We hereby further certify that, as of the date hereof, we are not a resident of, nor a corporation or other entity organized under the laws of, (name of Currency country), its territories, its possessions or other areas subject to its jurisdiction.)


Dated:  (                   , 199  )
         ---------------- --     --






                              (NAME OF OWNER)




                              By:
                                  -------------------------------
                                      Authorized Agent

                              (Address)
                              Telephone:
                                          -----------------------
                              Facsimile:
                                          -----------------------

                              Bank Account Designated for
                              Payment:
                                       --------------------------

                                    D-2-1